PROSPECTUS
                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO

APPLAUSE! II -- A Flexible Premium Variable     One Ameritas Way/5900 "O" Street
Universal Life Insurance Policy issued         P.O. Box 82550/Lincoln, NE  68501
by Ameritas Variable Life Insurance Company
--------------------------------------------------------------------------------

APPLAUSE! II represents a type of insurance known as a flexible premium variable universal life insurance policy. Like traditional life insurance policies, an APPLAUSE! II Policy provides death benefits to beneficiaries designated by the Policyowner and the opportunity to increase the cash value of the insurance Policy itself. Unlike such traditional policies, APPLAUSE! II also allows Policyowners to vary the frequency and amount of premium payments rather than follow a fixed premium payment schedule. It also permits Policyowners to change the level of Death Benefits as often as once each year.

An APPLAUSE! II Policy is different from traditional life insurance policies in another important respect: Policyowners are responsible for selecting the manner in which premiums paid on the Policy will be invested. Although each Policyowner is guaranteed a minimum death benefit, the cash value of the Policy, as well as the actual death benefit payable under the Policy, will vary with the performance of investments selected by the Policyowner over the life of the Policy.

The investment options available through APPLAUSE! II include investment portfolios managed by Fidelity Management, Fred Alger Management, Massachusetts Financial Services and Morgan Stanley Asset Management. Each of these portfolios has its own investment objective and policies. These are described in the prospectuses relating to each investment portfolio which must accompany this APPLAUSE! II prospectus. Policyowners may also choose to allocate premium payments to the Fixed Account managed by Ameritas Variable Life Insurance Company ("AVLIC").

An APPLAUSE! II policy will be established following the acceptance of a prospective Policyowner's application. Generally, an application must specify a minimum Death Benefit of $100,000 (or $50,000 if the individual named as the Insured under the policy is 50 or older), but lower minimums may be requested. An APPLAUSE! II Policy, once purchased, may be returned for a full refund for 13 days after the Issue Date.

This APPLAUSE! II prospectus is designed to assist you in understanding the opportunity and risks associated with the purchase of an APPLAUSE! II Policy. Prospective Policyowners are urged to read the prospectus carefully and retain it for future reference.

The prospectus includes a summary of the most important features of the APPLAUSE! II policy, as well as a detailed description of the APPLAUSE! II Policy, including a listing of the several investment portfolios to which Policyowners may allocate premium payments and information about AVLIC. Several appendices follow the prospectus narrative; these include tables designed to illustrate how cash values and Death Benefits may change with the investment experience of the investment options available to Policyowners. Historical trends in the securities markets are also illustrated.

This prospectus must be accompanied by a prospectus relating to each of the investment portfolios available through APPLAUSE! II.

Although it is designed to provide life insurance, an APPLAUSE! II Policy is nevertheless considered to be a security. It is not a deposit with, an obligation of, or guaranteed or endorsed by any banking institution through which it may be purchased, nor is it insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The purchase of an APPLAUSE! II Policy thus involves investment risk, including the possible loss of principal. For this reason, APPLAUSE! II may not be suitable for all individuals and it may not be advantageous to replace an existing insurance Policy with an APPLAUSE! II Policy or to use APPLAUSE! II as a means to obtain additional insurance protection.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS THE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 1997

                                                               APPLAUSE! II    1

TABLE OF CONTENTS

Definitions............................................................      3
Summary................................................................      6
Ameritas Variable Life Insurance Company and the Account ..............     10
         Ameritas Variable Life Insurance Company......................     10
         Ameritas Variable Life Insurance Company Separate Account V...     10
         Performance Information.......................................     11
         The Funds.....................................................     11
         Investment Objectives and Policies Of The Funds' Portfolios...     12
         Fund Expense Summary..........................................     15
         Addition, Deletion or Substitution of Investments.............     17
         Fixed Account.................................................     17
Policy Benefits........................................................     18
         Purposes of the Policy........................................     18
         Death Benefit Proceeds........................................     18
         Death Benefit Options.........................................     18
         Methods of Affecting Insurance Protection.....................     20
         Duration of Policy............................................     20
         Accumulation Value............................................     20
         Benefits at Maturity..........................................     21
         Payment of Policy Benefits....................................     21
Policy Rights..........................................................     22
         Loan Benefits.................................................     22
         Surrenders....................................................     23
         Partial Withdrawals...........................................     23
         Transfers.....................................................     23
         Systematic Programs...........................................     24
         Free Look Privilege...........................................     24
         Exchange Privilege............................................     24
Payment and Allocation of Premiums.....................................     25
         Issuance of a Policy..........................................     25
         Premiums......................................................     25
         Allocation of Premiums and Accumulation Value.................     26
         Policy Lapse and Reinstatement................................     26
Charges and Deductions.................................................     27
         Deductions From Premium Payment...............................     27
         Charges from Accumulation Value...............................     27
         Surrender Charge..............................................     28
         Daily Charges Against the Account.............................     29
General Provisions.....................................................     30
Distribution of the Policies...........................................     32
Federal Tax Matters....................................................     32
Safekeeping of the Account's Assets....................................     34
Third Party Services...................................................     34
Voting Rights..........................................................     35
State Regulation of AVLIC..............................................     35
Executive Officers and Directors of AVLIC..............................     35
Legal Matters..........................................................     37
Legal Proceedings......................................................     37
Experts................................................................     37
Additional Information.................................................     37
Financial Statements...................................................     37
Ameritas Variable Life Insurance Company Separate Account V............     38
Ameritas Variable Life Insurance Company...............................     45
Appendices.............................................................     57

The Policy, certain funds, and/or certain riders are not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

2     APPLAUSE!  II

DEFINITIONS

ACCOUNT - This term refers to Separate Account V, a separate investment account established by AVLIC to receive and invest the Net Premiums paid under the Policy and allocated by the Policyowner to the Account. The Account is segregated from the General Account and all other assets of AVLIC. (See page 10.)

ACCRUED EXPENSE CHARGES - Any Monthly Deductions that are due and unpaid.

ACCUMULATION VALUE - The total amount that the Policy provides for investment at any time. It is equal to the total of the Accumulation Value held in the Account, the Fixed Account, and any Accumulation Value held in the General Account which secures Outstanding Policy Debt. (See page 20.)

ADMINISTRATIVE EXPENSE CHARGE - A charge, which is part of the Monthly Deduction, to cover the cost of administering the Policy. (See page 27.)

ASSET-BASED ADMINISTRATIVE EXPENSE CHARGE - A daily charge that is deducted from
the  overall   assets  of  the  Account  to  provide  for  expenses  of  ongoing administrative services to the Policyowners as a group. (See page 30.)

ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the Policy has been in force.

AVLIC - Ameritas Variable Life Insurance Company, a Nebraska stock company. AVLIC's Home Office is located at One Ameritas Way (5900 "O" Street) P.O. Box 82550, Lincoln, NE 68501

BENEFICIARY - The person or persons to whom the Death Benefit Proceeds are payable upon the death of the Insured. (See page 30 for "Beneficiary" and "Change of Beneficiary".)

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE - An administrative charge for the underwriting, issuance and initial administration of the Policy that is deducted upon Surrender of the Policy. This charge is part of the Surrender Charge. (See page 28.)

CONTINGENT DEFERRED SALES CHARGE - A sales charge, calculated based on a percentage of premiums received, is deducted upon Surrender of the Policy. This charge is part of the Surrender Charge. (See page 28.)

COST OF INSURANCE - A charge deducted monthly from the Accumulation Value to provide the life insurance protection; this charge may also include a Flat Extra Rating Charge. The Cost of Insurance is calculated with reference to an annual Cost of Insurance Rate. This rate is based on the Insured's sex, Issue Age, policy duration, Specified Amount, and risk class. The Cost of Insurance is part of the Monthly Deduction. (See page 28.)

DECLARED RATE - The interest rate declared by AVLIC to be earned on amounts in the Fixed Account, which AVLIC guarantees to be no less than 3.5%. (See page 17.)

DEATH BENEFIT - The amount of insurance coverage provided under the selected Death Benefit option of the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the Beneficiary upon receipt by AVLIC of Satisfactory Proof of Death of the Insured while the Policy is in force. It is equal to: (l) the Death Benefit; (2) plus additional life insurance proceeds provided by any riders; (3) minus any Outstanding Policy Debt; (4) minus any Accrued Expense Charges, including the Monthly Deduction for the month of death. (See page 18.)

FLAT EXTRA RATING CHARGE - A charge that will be applicable if an Insured is placed into a class that involves a higher mortality risk. Any applicable Flat Extra Rating Charge will be added to the Cost of Insurance Rate and, thus, will be deducted as part of the Monthly Deduction on each Monthly Activity Date.

FIXED ACCOUNT - An account that is a part of AVLIC's General Account to which all or a portion of Net Premiums and transfers may be allocated for accumulation at fixed rates of interest. (See page 17.)

GENERAL ACCOUNT - The General Account of AVLIC includes all of AVLIC's assets except those assets segregated into separate accounts, such as the Account.


                                                             APPLAUSE! II      3

GRACE PERIOD - A 61 day period from the date written notice of lapse is mailed to the Policyowner's last known address. If the Policyowner makes a payment during the Grace Period such that the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deduction, the Policy will not lapse. (See page 26.)

GUARANTEED DEATH BENEFIT (IN MARYLAND, "GUARANTEED DEATH BENEFIT TO PREVENT LAPSE") PERIOD - The number of years the Guaranteed Death Benefit provision will apply. The period will vary based upon the Insured's Issue Age and rating class. The period ranges from 3 to 25 years, and may be restricted as a result of state law. This benefit is provided without an additional policy charge. (See page 18.)

GUARANTEED DEATH BENEFIT PREMIUM - A specified premium which, if paid in advance on a monthly prorated basis, will keep the Policy in force during the Guaranteed Death Benefit Period so long as other policy provisions are met, even if the Net Cash Surrender Value is zero or less. (See page 18.)

INSURED - The person whose life is insured under the Policy.

INVESTMENT OPTIONS - Refers to the Subaccounts and/or the Fixed Account offered under this Policy.

ISSUE AGE - The age of the Insured at the Insured's birthday nearest the Policy Date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY BENEFITS - The amount payable to the Policyowner, if the Insured is living, on the Maturity Date. The Maturity Benefit is the Accumulation Value less any Outstanding Policy Debt. (See page 21.)

MATURITY DATE - The date AVLIC pays any Maturity Benefit to the Policyowner, if the Insured is still living.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the Policy Date except should such Monthly Activity Date fall on a date other than a Valuation Date, the Monthly Activity Date will be the next Valuation Date.

MONTHLY DEDUCTION - The deductions taken from the Accumulation Value on the Monthly Activity Date. These deductions are equal to: (1) the current Cost of Insurance; (2) the Administrative Expense Charge; and (3) rider charges, if any. (See page 27.)

MORTALITY AND EXPENSE RISK CHARGE - a daily charge that is deducted from the overall assets of the Account to provide for the risk that mortality and expense costs may be greater than expected. (See page 29.)

NET CASH SURRENDER VALUE - The Accumulation Value of the Policy on any Valuation Date (including for this purpose, the date of Surrender), less any Surrender Charges and any Outstanding Policy Debt.

NET POLICY FUNDING - Net Policy Funding is the sum of all premiums paid, less any partial withdrawals and less any Outstanding Policy Debt. (See page 25.)

NET PREMIUM - Premium paid less the Percent of Premium Charge (See page 26.)

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans. (See page 22.)

PERCENT OF PREMIUM CHARGE - The amount deducted from each premium received to cover certain expenses, expressed as a percentage of the premium. This charge may include a Sales Load Charge and/or a Premium Charge for Taxes. (See Deductions From Premium Payment, page 27.)

PLANNED PERIODIC PREMIUMS - A selected schedule of equal premiums payable at fixed intervals. The Policyowner is not required to follow this schedule, nor does following this schedule ensure that the Policy will remain in force unless the payments meet the requirements of the Guaranteed Death Benefit. (See page 25.)

POLICY - The Flexible Premium Variable Universal Life Insurance Policy offered by AVLIC and described in this Prospectus.

POLICYOWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

4     APPLAUSE!  II

POLICY ANNIVERSARY DATE - The same day as the Policy Date for each year the Policy remains in force.

POLICY DATE - The effective date for all coverage provided in the application. The Policy Date is used to determine Policy Anniversary Dates, Policy Years and Monthly Activity Dates. Policy Anniversaries are measured from the Policy Date. The Policy Date and the Issue Date will be the same unless: 1) an earlier Policy Date is specifically requested, or 2) unless there are additional premiums or application amendments at time of delivery. (See Issuance of a Policy, page 25.)

POLICY YEAR - The period from one Policy Anniversary Date until the next Policy Anniversary Date. A "Policy Month" is measured from the same date in each succeeding month as the Policy Date.

PREMIUM CHARGE FOR TAXES - This charge, which is part of the Percent of Premium Charge, represents the amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions and to defray the tax cost due to capitalizing certain policy acquisition expenses as required under applicable Federal tax laws. AVLIC does not expect to derive a profit from the Premium Charge for Taxes.

SALES LOAD CHARGE - This charge, which is part of the Percent of Premium Charge, is designed to compensate AVLIC for expenses associated with distributing the Policy; no sales load charge is currently in effect.

SATISFACTORY PROOF OF DEATH - Means all of the following must be submitted:
(1) A certified copy of the death  certificate;
(2) A Claimant  Statement;
(3) The Policy; and
(4) Any other information that AVLIC may reasonably require to establish the validity of the claim.

SPECIFIED AMOUNT - The minimum Death Benefit under the Policy, as selected by the Policyowner.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

SURRENDER - The termination of the Policy before the Maturity Date during the Insured's life for the Net Cash Surrender Value.

SURRENDER CHARGE - This charge is assessed against the Accumulation Value of the Policy if the Policy is Surrendered before the 15th Policy Anniversary Date or, in the case of an increase in the Specified Amount, the 15th anniversary of the increase. The Surrender Charge is comprised of the Contingent Deferred Administrative Charge and the Contingent Deferred Sales Charge (See page 28).

VALUATION DATE - Any day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of the NYSE on the next succeeding valuation date.

                                                              APPLAUSE! II     5

SUMMARY


The following summary of Prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no Outstanding Policy Debt.

                                Diagram of Policy


                                PREMIUM PAYMENTS
                       You can vary amount and frequency.

                                        |

                            DEDUCTIONS FROM PREMIUMS
                    Sales load and distribution expense - 0%*
                       Premium Charge for Taxes - 3.5% **

                                        |

                                   NET PREMIUM

You direct the net premium to be invested in the Fixed Account or to the separate account which offers twenty six different subaccounts. The twenty six subaccounts invest in the corresponding portfolios (Funds) of the Fidelity Variable Insurance Product Fund, the Fidelity Variable Insurance Products Fund II, the Alger American Fund, the MFS Variable Insurance Trust, or Morgan Stanley Universal Trust.

                                        |

                             DEDUCTIONS FROM ASSETS

Monthly charge for cost of insurance and cost of any riders. Monthly charge for administrative expenses $9.00 per month the first year, $4.50*** per month thereafter.

Daily charge, at an annual rate of 1.00%**** for Policy Years 1-20, and 0.65%**** thereafter, from the subaccounts for mortality and expense risks and administrative expenses. This charge is not deducted from Fixed Account assets.
           |                              |                           |

    LIVING BENEFITS              RETIREMENT BENEFITS           DEATH BENEFITS

Partial  withdrawals   can   Loans may be taken at a net    Generally income tax
be   made   (subject    to   zero  interest  rate  after    free to beneficiary.
certain restrictions). The   ten   years.
death   benefit  will   be                                  Available   as  lump
reduced   by   the  amount   Should  the   policy  lapse    sum  or   under  the
of the partial withdrawal.   while loans are outstanding    five  payment  meth-
                             the  portion  of  the  loan    ods   available   as
Up  to fifteen free trans-   attributable  to   earnings    retirement benefits.
fers   can  be  made  each   will  become  taxable dist-
year   between the Invest-   ributions. (See page 21).
ment  Options.
                             Payment can be taken under
Accelerated payment  of up   one  or  more  of five dif-
to  50%  of  the    lowest   ferent payment options.
scheduled  death   benefit
is  available  under  cer-
tain  conditions to insur-
eds  suffering from termi-
nal illness.

The  policy  may  be  sur-
rendered  at any time  for
its   net cash   surrender
value.

Because     the    company
incurs    expenses   imme-
diately upon  the issuance
of  the  policy   that are
recovered  over  a  period
of years,  a  policy  sur-
render  prior to the  fif-
teenth  anniversary   date
will be assessed  a   sur-
render charge   consisting
of the contingent   defer-
red  sales charge  and the
contingent   deferred  ad-
ministrative   charge. The
charge decreases each year
until  no surrender charge
is  applied   after    the
fifteenth   policy   year.
Increases in coverage
after issue will also have
a    surrender      charge
associated with them. (See
pages 22 and 27).


*     maximum charge 2.5%
**    maximum charge 5.0%
***   maximum charge $9.00/mo.
****  maximum charge 1.25%

6     APPLAUSE!  II

SUMMARY

The following summary is intended to highlight the most important features of an APPLAUSE! II Policy that you, as a prospective Policyowner, should consider. More detailed information is contained in the main portion of the prospectus; cross-references are provided for your convenience. As you review this Summary, take note of those terms that appear in italics. A definition of each of these italicized terms is included in the glossary that appears on page ____ of this prospectus. Both this summary and the prospectus of which it is a part, are qualified in their entirety by the terms of the APPLAUSE! II Policy, which is available upon request from AVLIC.

WHO IS THE ISSUER OF AN APPLAUSE! II POLICY?
AVLIC is the issuer of each APPLAUSE! II Policy. AVLIC enjoys a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers and a rating of AA (Excellent) from Standard & Poor's Corporation for claims-paying ability. A stock life insurance company organized in Nebraska, AVLIC is a wholly-owned subsidiary of AMAL Corporation which is, in turn, owned by Ameritas Life Insurance Corp. ("Ameritas") and AmerUs Life Insurance Company ("AmerUs"). Ameritas, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC, including the obligations of AVLIC under each APPLAUSE! II Policy; taken together, these companies have aggregate assets of over $7.2 billion as of December 31, 1996. (page 10)

WHY SHOULD I CONSIDER PURCHASING AN APPLAUSE! II POLICY?
The primary purpose of an APPLAUSE! II Policy is to provide life insurance protection on the Insured named in the Policy. This means that, so long as the Policy is in force, it will provide for:

|X| payment of a Death  Benefit,  which  will never be less than the  Specified
    Amount  selected by the Policyowner  (page 18)
|X| policy loan,  Surrender and withdrawal  features  (page 23)
|X| the payment of Maturity Benefits to the Policyowner, if living, on the Maturity Date (page 21).

An APPLAUSE! II Policy also includes an investment component. This means that, so long as the Policy is in force, you will be responsible for selecting the manner in which Net Premiums paid will be invested. Thus, the value of an APPLAUSE! II Policy will reflect your investment choices over the life of the Policy.

HOW DOES THE INVESTMENT COMPONENT OF MY APPLAUSE! II POLICY WORK?
AVLIC has established an Account, which is separate from all other assets of AVLIC, as a vehicle to receive and invest premiums received from APPLAUSE! II Policyowners and owners of certain other variable universal life products offered by AVLIC. The Account is divided into separate Subaccounts. Each Subaccount invests exclusively in shares of one of the investment portfolios available through APPLAUSE! II. Each Policyowner may allocate Net Premiums to one or more Subaccounts, or to AVLIC's Fixed Account in the initial application and these allocations may be changed, without charge, by notifying AVLIC's Home Office. The aggregate value of your interests in the Subaccounts and the Fixed Account will represent the cash or Accumulation Value of your APPLAUSE! II Policy. (page 20)

WHAT INVESTMENT OPTIONS ARE AVAILABLE THROUGH THE APPLAUSE! II POLICY?
The investment options available through APPLAUSE! II include 26 investment portfolios, each of which is a separate series of a mutual fund managed by Fidelity Management, Fred Alger Management, Massachusetts Financial Services or Morgan Stanley Asset Management. These portfolios are:


|X|FIDELITY MANAGEMENT:
                                       Money Market Portfolio
                                       Equity-Income Portfolio
                                          Growth Portfolio
                                        High Income Portfolio
                                         Overseas Portfolio
                                       Asset Manager Portfolio
                                   Investment Grade Bond Portfolio
                                   Asset Manager: Growth Portfolio
                                         Index 500 Portfolio
                                        Contrafund Portfolio

|X|FRED ALGER MANAGEMENT:
                                          Growth Portfolio
                                    Income and Growth Portfolio
                                   Small Capitalization Portfolio
                                          Balanced Portfolio
                                       MidCap Growth Portfolio
                                      Leveraged AllCap Portfolio

                                                               APPLAUSE! II    7

|X|MASSACHUSETTS FINANCIAL SERVICES:
                                        Emerging Growth Portfolio
                                           Utilities Portfolio
                                        World Governments Portfolio
                                            Research Portfolio
                                            Growth With Income

|X|MORGAN STANLEY ASSET MANAGEMENT:
                                         Emerging Markets Equity
                                              Global Equity
                                          International Magnum
                                               Asian Equity
                                             U.S. Real Estate


Details about the investment objectives and policies of each of the available investment portfolios, including management fees and expenses, appear on page 12 of this prospectus. In addition to the listed portfolios, Policyowners may also elect to allocate Net Premiums to AVLIC's Fixed Account (page 17).

HOW DOES THE LIFE INSURANCE COMPONENT OF AN APPLAUSE! II POLICY WORK?
An APPLAUSE! II Policy provides for the payment of a minimum Death Benefit upon the death of the Insured. The amount of the minimum Death Benefit ---sometimes referred to as the Specified Amount of your APPLAUSE! II Policy --- is chosen by you at the time your APPLAUSE! II Policy is established. However, Death Benefit Proceeds -- the actual amount that will be paid after receipt by AVLIC of Satisfactory Proof of Death of the Insured -- will vary over the life of your APPLAUSE! II Policy, depending on which of the two available coverage options you select.

If you choose Option A, Death Benefit Proceeds payable under your APPLAUSE! II Policy will be the Specified Amount of your APPLAUSE! II Policy OR the applicable percentage of its Accumulation Value, whichever is greater. If you choose Option B, Death Benefit Proceeds payable under your APPLAUSE! II Policy will be the Specified Amount of your APPLAUSE! II Policy PLUS the Accumulation Value of your APPLAUSE! II Policy, or if it is higher, the applicable percentage of the Accumulation Value on the date of death. In either case, the applicable percentage is established based on the age of the Insured at the date of death (page 18).

ARE THERE ANY RISKS INVOLVED IN OWNING AN APPLAUSE! II POLICY?
Yes. Over the life of your APPLAUSE! II Policy, the Subaccounts to which you allocate your premiums will fluctuate in response to movements in the stock market and overall economic factors. These fluctuations will be reflected in the Accumulation Value of your APPLAUSE! II Policy and may result in loss of principal. For this reason, the purchase of an APPLAUSE! II Policy may not be suitable for all individuals and it may not be advantageous to replace or augment your existing insurance arrangements with an APPLAUSE! II Policy. Appendix A includes tables illustrating the impact that hypothetical market returns would have on Accumulation Values under an APPLAUSE! II Policy (page
57).

WHAT IS THE PREMIUM THAT MUST BE PAID TO KEEP AN APPLAUSE! II POLICY IN FORCE? Like traditional life insurance policies, an APPLAUSE! II Policy requires the payment of periodic premiums in order to keep the Policy in force. You will be asked to establish a payment schedule before your APPLAUSE! II Policy becomes effective.

The distinction between traditional life policies and an APPLAUSE! II Policy is that an APPLAUSE! II Policy will not lapse simply because premium payments are not made in accordance with that payment schedule. However, an APPLAUSE! II Policy will lapse, even if scheduled premium payments are made, if the Net Cash Surrender Value of your APPLAUSE! II Policy falls below zero or premiums paid do not, in the aggregate, equal the premium necessary to maintain the Guaranteed Death Benefit (page 26).

HOW ARE PREMIUMS PAID, PROCESSED AND CREDITED TO ME?
Your APPLAUSE! II Policy will be issued after a completed application is accepted, and the initial premium payment is received, by AVLIC at its Home Office. AVLIC's Home Office is located at One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, NE 68501. Your initial premium will be allocated to the Money Market Subaccount for 13 days following the Issue Date, and thereafter will be allocated to the Subaccounts and/or the Fixed Account, in accordance with selections made by you in your application. You have the right to examine your APPLAUSE! II Policy and return it for a refund for a limited time, even after the Issue Date (page 25).

Subsequent premium payments may be made in accordance with your Planned Periodic Premium schedule; although you are not required to do so. AVLIC will send premium payment notices to you, however, in accordance with any schedule you select. When your premium payment is received by AVLIC at its Home Office, AVLIC will deduct any applicable premium charges and allocate the Net Premium to the Subaccounts and/or the Fixed Account, in accordance with selections made by you (page 26).

8    APPLAUSE! II

As already noted, APPLAUSE! II provides Policyowners considerable flexibility in determining the frequency and amount of premium payments. This flexibility is not, however, unlimited and you should keep certain factors in mind in determining the payment schedule that is best suited to your needs. These include the amount of the Guaranteed Death Benefit Premium and/or Net Policy Funding requirement needed to keep your APPLAUSE! II Policy in force (page 25); maximum premium limitations established under the Federal tax laws (page 26); and the impact that reduced premium payments may have on the Net Cash Surrender Value of your APPLAUSE! II Policy (page 21).

IS THE ACCUMULATION VALUE OF MY APPLAUSE! II POLICY AVAILABLE BEFORE THE MATURITY DATE WITHOUT SURRENDER? Yes. You may access the value of your APPLAUSE! II Policy in one of two ways. First, you may obtain a loan, secured by the Accumulation Value of your APPLAUSE! II Policy following its first Policy Anniversary. The maximum interest rate on any such loan is 6% annually; the current rate is 5.5% annually. After the tenth Policy Anniversary, you may borrow against a limited amount of the Net Cash Surrender Value of your APPLAUSE! II Policy at a maximum annual interest rate of 4%; the current rate for such loans is 3.5% annually (page 22).

You may also access the value of your APPLAUSE! II Policy by making a partial withdrawal. A partial withdrawal is not subject to Surrender Charges, but is subject to a maximum charge not to exceed the lesser of $50 or 2% of the amount withdrawn (currently, the partial withdrawal charge is the lesser of $25 or 2%) (page 23).

ARE THERE ANY OTHER CHARGES ASSOCIATED WITH OWNERSHIP OF AN APPLAUSE! II POLICY? AVLIC is authorized to deduct a Percent of Premium Charge, which includes both a sales charge and a Premium Charge for Taxes. The sales charge, of up to 2.5%, may be deducted from each premium payment made on an APPLAUSE! II Policy. As of the date of this prospectus, however, this sales charge is not being applied. Certain states impose premium and other taxes in connection with insurance policies such as APPLAUSE! II. AVLIC may deduct up to 5% of each premium paid as a Premium Charge for Taxes. Currently, 3.5% is deducted for this purpose.

Charges are also deducted against Accumulation Value to cover the Cost of Insurance under the Policy and to compensate AVLIC for administering each individual APPLAUSE! II Policy. These charges, which are part of the Monthly Deduction, are calculated and paid on each Monthly Activity Date. The Cost of Insurance is calculated based on risk factors relating to the Insured as reflected in relevant actuarial tables. The Monthly Deduction also includes a flat Administrative Expense Charge. This charge, currently fixed at $9 per policy per month for the first Policy Year and $4.50 for later Policy Years, may be increased during the life of your APPLAUSE! II Policy, up to a guaranteed $9 maximum (page 27).

For its services in administering the Account and Subaccounts and as compensation for bearing certain mortality and expense risks, AVLIC is also entitled to receive fees, which are calculated daily during the first 20 years of each APPLAUSE! II Policy, at a combined current annual rate of 1.00% of the value of the net assets of the Account. After the 20th Policy Anniversary Date, the combined current annual rate is expected to decrease to .65% of the daily net assets of the Account. No Mortality and Expense Risk Charges will be deducted from the amount in the Fixed Account. (page 29).

Finally, because AVLIC incurs expenses immediately upon the issuance of an APPLAUSE! II Policy that are recovered over a period of years, an APPLAUSE! II Policy that is Surrendered before its 15th Policy Anniversary Date is subject to a Surrender Charge. The maximum Surrender Charge is $48 per $1000 of Specified Amount; additional Surrender Charges may apply if you increase the Specified Amount of your APPLAUSE! II Policy. Because the Surrender Charge may be significant upon early Surrender, you should purchase an APPLAUSE! II Policy only if you intend to maintain your APPLAUSE! II Policy for a substantial period (page 28).

Policyowners who choose to allocate Net Premiums to one or more of the Subaccounts will also bear a pro rata share of the management fees and expenses paid by each of the investment portfolios in which the various Subaccounts invest. No such management fees are assessed against Net Premiums allocated to the Fixed Account (page 30).

WHEN DOES MY APPLAUSE! II POLICY TERMINATE?
You may terminate your APPLAUSE! II Policy by surrendering the policy during the lifetime of the Insured for its Net Cash Surrender Value (page 23). As noted above, your APPLAUSE! II Policy will terminate if you fail to pay required premiums or maintain sufficient Net Cash Surrender Value to cover policy charges (page 20).

Finally, your APPLAUSE! II Policy will terminate on its Maturity Date if the named Insured is living on that date unless you have elected the Extended Maturity Option (page 21). The Maturity Date is the Policy Anniversary nearest to the Insured's 100th birthday. On the Maturity Date, AVLIC will pay to the Policyowner an amount -- referred to as the Maturity Benefit -- equal to the Accumulation Value of your APPLAUSE! II Policy, less any Outstanding Policy Debt (page 21).

                                                             APPLAUSE! II      9

AMERITAS VARIABLE LIFE INSURANCE COMPANY AND THE ACCOUNT
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states, and the District of Columbia. AVLIC's financial statements may be found at page 45.

AVLIC is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. ("Ameritas"), which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life", formerly known as American Mutual Life Insurance Company), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation. The Home Offices of both AVLIC and Ameritas are at One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501.

On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly-owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement the AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met. There are no other owners of 5% or more of the outstanding voting securities of AVLIC.

Ameritas and its subsidiaries had total assets at December 31, 1996 of over $2.9 billion. AmerUs Life had total assets as of December 31, 1996 of over $ 4.3 billion.

AVLIC has a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers, and a rating of AA ("Excellent") from Standard & Poor's for claims-paying ability. Ameritas enjoys a long standing A+ (Superior) rating from A.M. Best.

Ameritas, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a national rating agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a national rating agency equal to or greater than Ameritas and who agrees to assume the guarantee; provided that if AmerUs Life sells its interest in AMAL Corporation to another insurance company who has a financial rating by a national rating agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee, AmerUs Life will be relieved of its obligations under the Guarantee.

Ameritas Investment Corp., the principal underwriter of the policies, may publish in advertisements and reports to Policyowners, the ratings and other information assigned to Ameritas and AVLIC by one or more independent rating services and charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference, asset allocations and other investment methods. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the Account.


AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT V

Ameritas Variable Life Insurance Company Separate Account V ("the Account") was established under Nebraska law on August 28, 1985. The assets of the Account are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income, gains, or losses of AVLIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the Policies are liabilities of AVLIC who will maintain assets in the Account of a total market value at least equal to the reserve and other contract liabilities of the Account. The Account will at all times contain assets equal to or greater than Accumulation Values invested in the Account. Nevertheless, to the extent assets in the Account exceed AVLIC's liabilities in the Account, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of AVLIC.

10     APPLAUSE! II

PERFORMANCE INFORMATION
Performance information for the Subaccounts of the Account and the Funds available for investment by the Account may appear in advertisements, sales literature, or reports to Policyowners or prospective purchasers. AVLIC may also provide a hypothetical illustration of Accumulation Value, Net Cash Surrender Value and Death Benefit based on historical investment returns of the Funds for a sample insured based on assumptions as to age, sex, and other policy specific assumptions.

AVLIC may also provide individualized hypothetical illustrations of Accumulation Value, Net Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for fund expenses and Policy and Account charges, including the Monthly Deduction, Percent of Premium Charge, and the Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the funds as if the Subaccounts had been in existence and a Policy issued for the same periods as those indicated for the funds.

THE FUNDS
There are currently twenty-six Subaccounts within the Account available to Policyowners for new allocations. The assets of each Subaccount are invested in shares of a corresponding portfolio of one of the following mutual funds (collectively, the "Funds"): Variable Insurance Products Fund and the Variable Insurance Products Fund II, (respectively, "VIPF" and "VIPF II"; collectively "Fidelity Funds"); the Alger American Fund ("Alger American Fund"); MFS Variable Insurance Trust ("MFS Trust"); and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund"). VIPF, which is managed by Fidelity Management & Research Company ("Fidelity"), offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIPF II, also managed by Fidelity, offers the following portfolios: Asset Manager, Investment Grade Bond, Asset
Manager: Growth, Index 500, and Contrafund Portfolios. The Alger American Fund, which is managed by Fred Alger Management, Inc. ("Alger Management"), offers the following portfolios: Alger American Growth ("Growth"), Alger American Income and Growth ("Income and Growth"), Alger American Small Capitalization ("Small Capitalization"), Alger American Balanced ("Balanced"), Alger American MidCap Growth ("MidCap Growth"), and Alger American Leveraged AllCap ("Leveraged AllCap") Portfolios. The MFS Trust, managed by Massachusetts Financial Services Company ("MFS Co."), offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income. The Morgan Stanley Fund offers the following portfolios in connection with the Policy, all of which are managed by Morgan Stanley Asset Management Inc. ("MSAM"): Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios. Each Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end management investment company.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Funds. AVLIC has not independently verified this information. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. In addition, certain of the portfolios may invest in securities of foreign issuers.

The Leveraged AllCap Portfolio may borrow money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. Certain of the portfolios are permitted to invest a portion of their assets in non-investment grade, high risk debt securities; these portfolios include The High Income, Equity-Income, Asset Manager: Growth, Asset Manager Portfolios of the Fidelity Funds, and the Research Portfolio of the MFS Fund. Certain portfolios are designed to invest a substantial portion of their assets overseas, such as the Overseas Portfolio of VIPF and the International Magnum Portfolio of the Morgan Stanley Fund. Other portfolios invest primarily in the securities markets of emerging nations. Investments of this type involve different risks than investments in more established economies, and will be affected by greater volatility of currency exchange rates and overall economic and political factors. Such portfolios include the Emerging Markets Equity and Asian Equity Portfolios of the Morgan Stanley Fund. The Emerging Markets Equity Portfolio may also invest in non-investment grade, high risk debt securities and securities of Russian companies. Investment in Russian companies may involve risks associated with that nation's system of share registration and custody. Securities of non-U.S. issuers (including issuers in emerging nations) may also be purchased by each of the portfolios of the MFS Trust and the Global Equity Portfolio of the Morgan Stanley Fund. Investments acquired by the U.S. Real Estate Portfolio of the Morgan Stanley Fund may be subject to the risks associated with the direct ownership of real estate and direct investments in real estate investment trusts. Further information about the risks associated with investments in each of the Funds and their respective portfolios is contained in the prospectus relating to that Fund. These prospectuses, together with this Prospectus, should be read carefully and retained.

                                                             APPLAUSE! II     11

Each  Policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

The Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the Surrender Values, partial withdrawals, and make policy loans or to transfer assets among Investment Options as requested by Policyowners. Any dividend or capital gain distribution received from a portfolio of the Funds will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding Subaccount.

Since each of the Funds is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

FIDELITY FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                     OBJECTIVE
Money Market1              High-quality U.S. dollar denominated money market       Seeks to obtain as high a level of current
                           instruments of domestic and foreign Issuers.            income as is consistent with preserving
                           (Commercial Paper, Certificate of Deposit.)             capital and providing liquidity.


Equity-Income1             At least 65% in income producing common or preferred    Seeks reasonable income by investing primarily
                           stock.  The remainder will normally be invested in      in income producing equity securities.  The goal
                           convertible and non-convertible debt obligations.       is to achieve a yield in excess of the composite
                                                                                   yield of the Standard & Poor's 500 Composite
                                                                                   Stock Price Index.

Growth1                    Portfolio purchases normally will be common stocks of   Seeks to achieve capital appreciation by
                           both  well-known established companies and smaller,     investing primarily in common stocks.
                           less-known companies,  although the investments  are
                           not  restricted  to any one  type   of   security.
                           Dividend income will only be  considered  if it might
                           have an effect on stock values.

High Income1               At  least  65%  in  income   producing  debt            Seeks to obtain a high level of current income
                           securities and preferred stocks, up to 20% in common    by investing in high income producing lower-
                           stocks  and other  equity securities,  and up to 15%    rated debt securities (sometimes called "junk
                           in securities  subject to restriction on resale.        bonds"), preferred stocks including covertible
                                                                                   securities and restricted securities.

Overseas1                  At  least  65%  invested  in  securities  of  issuers   Seeks long-term growth of capital primarily
                           outside  of  North America.  Most issuers will be       through investments in foreign securities.
                           located in developed  countries in the Americas, the
                           Far East  and  Pacific  Basin,  Scandinavia  and
                           Western Europe.  While  the primary purchases will be
                           common stocks, all types of securities may be
                           purchased.

Asset Manager2             Equities (Growth, High Dividends, Utility),  bonds      Seeks to obtain high total return with reduced
                           (Government, Agency, Mortgage  backed,  Convertible     risk over the long term by allocating its assets
                           and Zero Coupon) and money  market  instruments.        among domestic and foreign stocks, bonds, and
                                                                                   short-term fixed-income securities.
12     APPLAUSE! II

Investment                 A portfolio of investment grade fixed-income            Seeks as high a level of current income as is
Grade Bond2                securities with a dollar weighted average maturity      consistent with the preservation of capital.
                           of less than ten years.

Asset Manager:             Focuses on stocks for high potential returns but also   Seeks to maximize total return by allocating its
Growth2                    purchases bonds and short-term instruments.             assets among foreign and domestic stocks, bonds,
                                                                                   short-term instruments and other investments.

Index 500 2                At least 80% (65% if fund assets are below              Seeks investment results that correspond to the
                           $20 million) in equity securities of companies that     total return of common stocks of companies that
                           compose the Standard & Poor's 500.  Also purchases      compose the Standard & Poor's 500.
                           short-term debt securities for cash management
                           purposes and uses various investment techniques, such
                           as futures contracts, to adjust its exposure to the
                           Standard & Poor's 500.

Contrafund2                Portfolio  purchases will normally be common stock or   Seeks long-term capital appreciation.
                           securities convertible into common stock of companies
                           believed to be undervalued due to an overly
                           pessimistic appraisal by the public.

         1 VIPF
         2 VIPF II

ALGER
AMERICAN FUND

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE
Growth                     The  Portfolio  will  invest its assets in  companies    Seeks long-term capital appreciation.
                           whose securities are traded on domestic stock
                           exchanges or in the  over-the-counter market. Except
                           during temporary defensive periods, the Portfolio
                           will invest at least 65% of its total assets in the
                           securities of companies that have a  total market
                           capitalization of $1 billion or greater.

Income and                 The  Portfolio  attempts  to  invest  100%  of its       Seeks to provide a high level of dividend
Growth                     assets, and except during temporary defensive            income to the extent consistent with prudent
                           periods, it is a fundamental policy of the Portfolio     investment management.  Capital appreciation
                           to invest, at least 65% of its total assets in           is a secondary objective of the Portfolio.
                           dividend paying equity securities.


Small Capitalization       Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                           Portfolio invests at least 65% of its total assets
                           in equity securities of companies that, at the time
                           of purchase of the securities, have total market
                           capitalization within the range of companies
                           included in the Russell 2000 Growth Index or the S&P
                           SmallCap 600 Index, updated quarterly. The Portfolio
                           may invest up to 35% of its total assets in equity
                           securities of  companies that, at the time of
                           purchase, have total market capitalization outside
                           the range of companies included in those Indexes and
                           in excess of that amount (up to 100% of its assets)
                           during temporary defensive periods.

                                                             APPLAUSE! II     13

Balanced                   The Portfolio will invest its assets in common stocks    Seeks current income and long-term capital
                           and investment grade preferred  stock  and  debt         appreciation by investment in common stocks
                           securities  as  well  as  securities  convertible        and fixed income securities, with emphasis
                           into common stocks.  Except during defensive periods,    on income producing securities which appear to
                           it is anticipated that 25% of the portfolio assets       have some potential for capital appreciation.
                           will be invested in fixed income senior securities.

MidCap Growth              Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                           Portfolio invests at least 65% of its total assets in
                           equity securities of companies that, at the time of
                           purchase of the securities, have total market
                           capitalization within the range of companies included
                           in the S&P MidCap 400 Index, updated quarterly.
                           The S&P MidCap 400  Index is designed to track the
                           performance of medium capitalization companies.  The
                           Portfolio may invest up to 35% of its  total assets
                           in securities that, at the time of purchase, have
                           total market capitalization outside the range of
                           companies included in the S&P MidCap 400 Index and in
                           excess of that amount (up to 100% of its assets)
                           during temporary defensive periods.

Leveraged AllCap           Invests  at least 85% of net assets in equity            Seeks long-term capital appreciation.
                           securities of companies of any size, except during
                           defensive  periods.  May  purchase  put and call
                           options and sell covered  options to  increase  gain
                           and to hedge.  May enter into  futures contracts and
                           purchase and sell options on  these  futures
                           contracts.  May also borrow money for purchase of
                           additional securities.


MFS FUNDS
PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE

Emerging Growth Series     At least 80% normally will be invested  in equity        Seeks to provide long-term capital growth;
                           securities of emerging growth companies.  Up to 25%      dividend and interest income is incidental.
                           may be invested in  foreign  securities not including
                           ADRs.

Utilities Series           At least 65%, but up to 100%  normally will be           Seeks capital growth and current income (above
                           invested  in  equity and debt securities of both         that available from a portfolio invested
                           domestic and foreign companies in the  utilities         entirely in equity securities).
                           industry.  Normally,   not  more  than  35%  will  be
                           invested  in  equity  and   debt securities of
                           issuers in other industries,  including   foreign
                           securities, emerging market securities and non-dollar
                           denominated securities.

World Governments Series   At least  80%  normally  will be invested  in  debt      Seeks to provide long-term growth of capital and
                           securities.   May invest up to 100%  of  assets  in      future income.
                           foreign securities, including emerging market
                           securities.

Research Series            Invests  in  common  stocks or securities convertible    Seeks to provide long-term growth of capital
                           into common  stocks of companies believed to possess     and future income.
                           better than average prospects for long-term  growth.
                           Up to 10% may be invested in  non-investment
                           grade  debt;  up to 20% may be  invested  in  foreign
                           securities (including emerging market issues.)

Growth With Income Series  At least 65% will  normally  be  invested  in common     Seeks to provide reasonable current income and
                           stocks or  securities convertible into common stocks     long-term growth of capital and income.
                           of companies  believed to have  long-term prospects
                           for growth and  income. Expects  to  invest not  more
                           than 15% in foreign securities (including emerging
                           market issues.)

14     APPLAUSE! II

MORGAN STANLEY
FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE
Emerging Markets Equity    Invests primarily in equity securities of emerging       Long-term capital appreciation.
                           market country issuers with a focus on those countries
                           whose economies the portfolio's adviser believes to
                           be developing strongly and in which markets are
                           becoming more sophisticated.

Global Equity              Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           issuers throughout the world, including  U.S.
                           issuers and emerging market countries, using an
                           approach that is oriented to the selection of
                           individual stocks that the portfolio's adviser
                           believes are undervalued.

International Magnum       Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           non-U.S. issuers, generally in accordance with
                           weightings determined by the portfolio's adviser, in
                           countries comprising the Morgan Stanley Capital
                           International Europe, Australia, Far East Index,
                           commonly known as the "EAFE Index."

Asian Equity               Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           Asian   issuers,    excluding Japan, using an
                           approach that is oriented  to the  selection  of
                           individual stocks believed  by  the portfolio's
                           adviser to be undervalued.

U.S. Real Estate           Invests primarily in equity securities of companies      Above-average current income and long
                           primarily engaged in the U.S. real estate industry,      term capital appreciation.
                           including real estate investment trusts.

FUND EXPENSE SUMMARY

The information shown below relating to the Funds was provided to AVLIC by the Funds and AVLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is not affiliated with AVLIC. Each such organization is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. The amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 1996, was as follows:


PORTFOLIO                      INVESTMENT ADVISORY AND              OTHER EXPENSES                     TOTAL
                                     MANAGEMENT

                            Figures presented may reflect     Figures presented may reflect    Figures presented
                                expense reimbursement         expense reimbursement            may reflect expense
                                                                                                  reimbursement
FIDELITY
Money Market                           .21%                               .09%                         .30%
Equity-Income                          .51%                               .05%                         .56%(1)
Growth                                 .61%                               .06%                         .67%(1)
High Income                            .59%                               .12%                         .71%
Overseas                               .76%                               .16%                         .92%(1)
Asset Manager                          .64%                               .09%                         .73%(1)
Investment Grade Bond                  .45%                               .13%                         .58%
Asset Manager:  Growth                 .65%                               .20%                         .85%(1)
Index 500                              .13%                               .15%                         .28%(2)
Contrafund                             .61%                               .10%                         .71%(1)


                                                            APPLAUSE! II      15

ALGER AMERICAN (3)
Growth                                 .75%                               .04%                          .79%
Income and Growth                     .625%                              .185%                          .81%
Small Capitalization                   .85%                               .03%                          .88%
Balanced                               .75%                               .39%                         1.14%
MidCap Growth                          .80%                               .04%                          .84%
Leveraged AllCap                       .85%                               .24%                         1.09%

MFS
Emerging Growth                        .75%                               .25%(4)                      1.00%(5)
Utilities                              .75%                               .25%(4)                      1.00%(5)
World Governments                      .75%                               .25%(4)                      1.00%(5)
Research                               .75%                               .25%(4)                      1.00%(5)
Growth With Income                     .75%                               .25%(4)                      1.00%(5)

MORGAN STANLEY
Emerging Markets Equity(6)            1.25%                               .50%                         1.75%
Global Equity(7)                       .80%                               .35%                         1.15%
International Magnum(7)                .80%                               .35%                         1.15%
Asian Equity(7)                        .80%                               .40%                         1.20%
U.S. Real Estate(7)                    .80%                               .30%                         1.10%

(1) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for Equity-Income Portfolio, .69% for Growth Portfolio, .93% for Overseas Portfolio, .74% for Asset Manager Portfolio, .74% for Contrafund Portfolio, and .87% for Asset Manger: Growth Portfolio.

(2) Fidelity agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .28%, .15% and .43% respectively, on an annualized basis.

(3) Alger Management has agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively:
         Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small Capitalization, Alger American MidCap Growth, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. Included in "Other Expenses" of Leveraged AllCap is .03% of interest expense.

(4) MFS has agreed to bear expenses for each series, subject to reimbursement by each series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. Absent this expense arrangement, "Other Expenses" and "Total" expenses would be .41% and 1.16%, respectively, for the Emerging Growth Series; 2.00% and 2.75%, respectively, for the Utilities Series; 1.28% and 2.03%, respectively, for the World Governments Series; .73% and 1.48%, respectively, for the Research Series; and 1.32% and 2.07%, respectively, for the Growth With Income Series.

(5) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(6) The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement, the management fee, other expenses, and total expenses would have been 1.25%, 4.92%, and 6.17%, respectively.


18    APPLAUSE! II

(7) This is an estimate of expenses for the fiscal year ending December 31, 1997. MSAM has agreed to a reduction in management fees and to reimburse each portfolio if necessary, if such fees would cause the total annual operating expenses to exceed the percentage indicated.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

---------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
AVLIC reserves the right, subject to applicable law, and, if necessary, after notice to and prior approval from the SEC and/or state insurance authorities to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the Policyowners.

AVLIC may, in its sole discretion, also establish additional subaccounts of the Account, each of which would invest in shares corresponding to a new portfolio of the Funds or in shares of another investment company having a specified
investment  objective.  AVLIC  may,  in  its  sole  discretion,   establish  new
subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policyowners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may, by appropriate endorsement, change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Account.

The Policyowner will be notified of any material change in the investment policy of any portfolio in which the Policyowner has an interest.

FIXED ACCOUNT
Policyowners may elect to allocate all or a portion of their Net Premium payments to the Fixed Account, and they may also transfer monies between the Account and the Fixed Account. (See Transfers, page 23.)

Payments allocated to the Fixed Account and transferred from the Account to the Fixed Account are placed in the General Account. The General Account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the Policyowner bears the investment risk that the declared rate described below, will fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the

General Account registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at a Declared Rate of at least 3.5%. AVLIC may, at its discretion, set a higher Declared Rate(s.) Each month AVLIC will establish the Declared Rate for the monies transferred or allocated to the Fixed Account that month. Each month is assumed to have 30 days, and each year to have 360 days for purposes of crediting interest on the Fixed Account. The Policyowner will earn interest on the amounts transferred or allocated to the Fixed Account at the Declared Rate effective for the month in which the Policy was issued, which rate is guaranteed for the remainder of the Policy Year. During later Policy Years, all amounts in the Fixed Account will earn interest at the Declared Rate in effect in the month of the last Policy Anniversary. Declared interest rates may increase or decrease from previous periods, but will not fall below 3.5%. AVLIC reserves the right to change the declaration practice, and the period for which a Declared Rate will apply.

                                                             APPLAUSE! II     17

POLICY BENEFITS
The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the Policy is qualified in its entirety by the Policy itself, a copy of which is available upon request from AVLIC.

PURPOSES OF THE POLICY
The Policy is designed to provide the Policyowner with both lifetime insurance protection to the Policy Anniversary nearest the Insured's 100th birthday and flexibility in connection with the amount and frequency of premium payments and with the level of life insurance proceeds payable under the Policy.

The Policyowner is not required to pay scheduled premiums to keep the Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a Policyowner to adjust the level of Death Benefits payable under the Policy without having to purchase a new Policy by increasing (with evidence of insurability) or decreasing the Specified Amount. An increase in the Specified Amount will increase the Guaranteed Death Benefit Premium required. If the Specified Amount is decreased, however, the Guaranteed Death Benefit Premium will not decrease. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust life insurance benefits and vary premium payments.

The Death Benefit may, and the Accumulation Value will, vary with the investment experience of the chosen Subaccounts of the Account. Thus the Policyowner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a Planned Periodic Premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if Planned Periodic Premiums have been paid, depending upon the investment experience of the Account. AVLIC agrees to keep the Policy in force during the Guaranteed Death Benefit Period and provide a Guaranteed Death Benefit so long as Net Policy Funding is equal to or greater than the cumulative monthly pro rata Guaranteed Death Benefit Premium. In certain instances, this Net Policy Funding will not, after the payment of Monthly Deductions, generate positive Net Cash Surrender Values.

DEATH BENEFIT PROCEEDS
As long as the Policy remains in force, AVLIC will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds of the Policy in accordance with the Death Benefit option in effect at the time of the Insured's death. The amount of the Death Benefits payable will be determined at the end of the valuation period during which the Insured's death occurred. The Death Benefit Proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See Payment Options, page 21.)

Death Benefit Proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed. If no Beneficiary is chosen, the proceeds will be paid to the Policyowner or the Policyowner's estate.

DEATH BENEFIT OPTIONS
The Policy provides two Death Benefit options, unless the Extended Maturity Option is in effect. If the Extended Maturity Option is in effect, the Death Benefit will be the Accumulation Value. (See Benefits at Maturity, page 21.) The Policyowner selects one of the options in the application. The Death Benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force. (See Policy Lapse and Reinstatement, page 26.) The minimum initial Specified Amount is generally $100,000. Defined differences, illustrated by graphic illustrations are as follows:

OPTION A.

(Omitted graph illustrates payout under Death Benefit Option A, specifically by showing the relationships over time, between the Specified Amount and the Accumulation Value.)




       Death Benefit Option A. Pays a Death Benefit equal to the Specified Amount or the Accumulation Value multiplied by the Death Benefit percentage (as illustrated at Point A) whichever is greater.


18    APPLAUSE! II

Under Option A, the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of Accumulation Value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an attained age over 40 on that policy anniversary, the percentage declines. For example, the percentage at age 40 is 250%, at age 50 is 185%, at age 60 is 130%, at age 70 is 115%, at age 80 is 105%, and at age 90 is 100%. Accordingly, under Option A the Death Benefit will remain level at the Specified Amount unless the applicable percentage of Accumulation Value exceeds the current Specified Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies. Policyowners who prefer to have favorable investment performance, if any, reflected in higher Accumulation Value, rather than increased insurance coverage, generally should select Option A.


OPTION B.

(Omitted graph illustrates payout under Death Benefit Option B, specifically by showing the relationships over time, between the Specified Amount and the Accumulation Value.)



     Death Benefit Option B. Pays a Death Benefit equal to the Specified Amount plus the Policy's Accumulation Value or the Accumulation Value multiplied by the Death Benefit percentage, whichever is greater.

Under Option B, the Death Benefit is equal to the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable percentage of the Accumulation Value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death, and for Insureds with an attained age over 40 on that policy anniversary the percentage declines. Accordingly, under Option B the amount of the Death Benefit will always vary as the Accumulation Value varies (but will never be less than the Specified Amount.) Policyowners who prefer to have favorable investment performance, if any, reflected in increased insurance coverage, rather than higher Accumulation Values, generally should select Option B.

CHANGE IN DEATH BENEFIT OPTION. The Death Benefit Option may be changed once per year after the first policy year by sending AVLIC a written request. The effective date of such a change will be the Monthly Activity Date on or following the date the change is approved by AVLIC. A change may have Federal Tax consequences.

If the Death Benefit option is changed from Option A to Option B, the Specified Amount after the change will equal the Specified Amount before the change less the Accumulation Value as of the date of the change. If the Death Benefit option is changed from Option B to Option A, the Specified Amount under Option A after the change will equal the Death Benefit under Option B on the effective date of change.

No charges will be imposed upon a change in Death Benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's Accumulation Value. However, a change in the Death Benefit option may affect the Cost of Insurance because this charge varies depending on net amount at risk (i.e. the amount by which the Death Benefit as calculated on a Monthly Activity Date exceeds the Accumulation Value on that date). Changing from Option B to Option A will generally decrease the net amount at risk in the future, and will therefore decrease the Cost of Insurance. Changing from Option A to Option B will generally result in an increase in the Cost of Insurance over time because the Cost of Insurance Rate will increase with the Insured's age, and the net amount at risk will generally remain level. If, however, the change was from Option B to Option A, the Cost of Insurance Rate may be different for the increased Death Benefit. On a change from Option A to Option B, the Specified Amount will decrease so that the Cost of Insurance Rate may be different. (See Charges and Deductions, page 27 and Federal Tax Matters, page 32.)

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the first policy year, a Policyowner may increase or decrease the Specified Amount of a Policy. A change in Specified Amount may affect the Cost of Insurance rate and the net amount at risk, both of which may affect a Policyowner's Cost of Insurance and have Federal Tax consequences. (See Charges and Deductions, page 27 and Federal Tax Matters, page 32.)

                                                                APPLAUSE!     19

Any increase or decrease in the Specified Amount will become effective on the Monthly Activity Date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year and AVLIC may limit the size of a change in a Policy Year. The Specified Amount remaining in force after any requested decrease, for other than preferred
Insureds, may not be less than $50,000 in the first three Policy Years and $35,000 in later Policy Years. For preferred Insureds, the Specified Amount after decrease may not be less than $100,000. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by Federal Tax Law the decrease may be limited or Accumulation Value may be returned to the Policyowner at the Policyowner's election, to the extent necessary to meet these requirements. (See Premiums, page 25.)

Increases in the Specified Amount will be allowed after the first Policy Year. For an increase in the Specified Amount, a written supplemental application must be submitted. AVLIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to effect the requested increase. (See Premiums upon Increases in Specified Amount, page 26.) The minimum amount of any increase is $25,000, and an increase cannot be made if the Insured's attained age is over 80. An increase in the Specified Amount will also increase Surrender Charges. An increase in the Specified Amount during the time the Guaranteed Death Benefit provision is in effect will increase the respective premium requirements. (See Charges and Deductions, page 27.)

METHODS OF AFFECTING INSURANCE PROTECTION
A Policyowner may increase or decrease the pure insurance protection provided by a Policy - the difference between the Death Benefit and the Accumulation Value - in several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and making a partial withdrawal of the Policy's Accumulation Value. Certain of these changes may have Federal Tax consequences. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY
The duration of the Policy generally depends upon the Accumulation Value. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to pay the Monthly Deduction or if the Guaranteed Death Benefit provision is in effect. (See Charges from Accumulation Value, page 27.) Where, however, the Net Cash Surrender Value is insufficient to pay the Monthly Deduction and the Grace Period expires without an adequate payment by the Policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, page 26.)

ACCUMULATION VALUE
The Accumulation Value will reflect the investment performance of the chosen Investment Options, the net premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A Policyowner may at any time Surrender the Policy and receive the Policy's Net Cash Surrender Value. (See Surrenders, page 23.) There is no guaranteed minimum Accumulation Value.

Accumulation Value is determined on each Valuation Date. On the Issue Date, the Accumulation Value will equal the portion of any Net Premium allocated to the Investment Options, reduced by the portion of the first Monthly Deduction allocated to the Investment Options. (See Allocation of Premiums and
Accumulation Value, page 26.) Thereafter, on each Valuation Date, the Accumulation Value of a Policy will equal:

(a) The aggregate of the values attributable to the Policy in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

(b)  The value of the Fixed Account; plus

(c) Any Accumulation Value impaired by Outstanding Policy Debt held in the General Account; plus

(d)  Any Net Premiums received on that Valuation Date; less

(e)  Any partial withdrawal, and its charge, made on that Valuation Date; less

(f)  Any Monthly Deduction to be made on that Valuation Date; less

(g)  Any federal or state income taxes charged against the Accumulation Value.

20     APPLAUSE! II

In computing the Policy's Accumulation Value, the number of Subaccount units allocated to the Policy is determined after any transfers among Investment Options (and deduction of transfer charges) but before any other Policy transactions, such as receipt of Net Premiums and partial withdrawals, on the Valuation Date. Because the Accumulation Value is dependent upon a number of variables, a Policy's Accumulation Value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by (i) multiplying the per share net asset value of the corresponding Fund portfolio on the Valuation Date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that Valuation Date; minus (ii) a charge not exceeding an annual rate of .90% for mortality and expense risk; minus (iii) a charge not exceeding an annual rate of .35% for administrative service expenses; and (iv) dividing the result by the total number of units held in the Subaccount on the Valuation Date, before the purchase or redemption of any units on that Valuation Date. (See Daily Charges Against the Account, page 29.)

VALUATION DATE AND VALUATION PERIOD. A Valuation Date is each day on which the New York Stock Exchange ("NYSE") is open for trading. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of the NYSE on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

BENEFITS AT MATURITY
If the Insured is living, AVLIC will pay the Accumulation Value of the Policy, less Outstanding Policy Debt ("Maturity Benefits") on the Maturity Date to the Policyowner. The Policy will mature on the Policy Anniversary Date nearest the Insured's 100th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Option. The Extended Maturity Option, if elected, has the effect of continuing the Policy in force for purposes of providing a benefit at the time of the Insured's death. The Death Benefit will be the Accumulation Value. The Extended Maturity Option does not, however, extend the Maturity Date for purposes of determining benefits under any other option or rider. Once the Extended Maturity Option becomes effective, no further premium payments will be accepted and no deduction will be made for Cost of Insurance or riders. As long as the policy continues in force, all other policy provisions will remain in effect. Interest on policy loans will continue to accrue and become part of the Outstanding Policy Debt.

There is no extra premium for the Extended Maturity Option, but it must be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. The Extended Maturity Option is not available in all states. Further, the Internal Revenue Service has not issued a ruling regarding its tax consequences.

PAYMENT OF POLICY BENEFITS
Death Benefit Proceeds under the Policy will usually be paid within seven days after AVLIC receives Satisfactory Proof of Death. Maturity Benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See Postponement of Payments, page 31.) The Policyowner may decide the form in which Death Benefit Proceeds or Maturity Benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. Changes must be in writing and will revoke all prior elections. If no election is made, AVLIC will pay Death Benefit Proceeds or Accumulation Value Benefit in a lump sum. When Death Benefit Proceeds are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of payment. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS FOR DEATH BENEFIT PROCEEDS OR MATURITY BENEFITS ("POLICY PROCEEDS".) The minimum amount of each payment is $100. If a payment would be less than $100, AVLIC has the right to make payments less often so that the amount of each payment is at least $100. Once a payment option is in effect, Policy Proceeds will be transferred to AVLIC's General Account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

OPTION AI--INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

OPTION AII--FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

                                                             APPLAUSE! II     21

OPTION B--FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

OPTION C--LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

OPTION D--JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, Death Benefits Proceeds or Maturity Benefits may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the request of the Policyowner using the rules set out above.

POLICY RIGHTS

LOAN BENEFITS
LOAN PRIVILEGES. After the first Policy Anniversary Date, the Policyowner may borrow an amount up to the current Net Cash Surrender Value less twelve times the most recent Monthly Deduction, at regular or, as described below, reduced loan rates. Loans usually are funded within seven days after receipt of a written request. The loan may be repaid at any time while the Insured is living, prior to the Maturity Date. Policyowners in certain states may borrow 100% of the Net Cash Surrender Value after deducting Monthly Deductions and any interest on policy loans that will be due for the remainder of the Policy Year. Loans may have a tax consequence. (See Federal Tax Matters, page 32.)

INTEREST. AVLIC charges interest to Policyowners at regular and reduced rates. Regular loans will accrue interest on a daily basis at a rate of up to 6% per year; currently the interest rate on regular policy loans is 5.5%. After the tenth Policy Anniversary Date, the Policyowner may borrow each year a limited amount of the Net Cash Surrender Value of the Policy at a reduced interest rate. Interest will accrue on a daily basis at a rate of up to 4% per year; the current reduced loan rate is 3.5%. The amount available at the reduced loan rate is 10% of the Net Cash Surrender Value as of the most recent Policy Anniversary Date, plus any loan previously made at a reduced loan rate. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate. The Policyowner earns 3.5% interest on the Accumulation Values securing the loans.

EFFECT OF POLICY LOANS. When a loan is made, Accumulation Value equal to the amount of the loan will be transferred from the Investment Options to the General Account as security for the indebtedness. The Accumulation Value transferred will be allocated from the Investment Options in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a loan is $100. If no instructions are given the amounts will be withdrawn in proportion to the various Accumulation Values in the Investment Options. If loan interest is not paid when due in any Policy Year, on the Policy Anniversary thereafter, AVLIC will add the interest due to the principal amount of the Policy loan. This loan interest due will be transferred from the Investment Options as set out above. No charge will be imposed for these transfers. A policy loan will permanently affect the Accumulation Value and may permanently affect the amount of the Death Benefits, even if the loan is repaid. Policy loans will also affect Net Policy Funding for determining whether the Guaranteed Death Benefit provision is met.

Interest earned on amounts held in the General Account will be allocated to the Investment Options on each Policy Anniversary in the same proportion that Net Premiums are being allocated to those Investment Options at the time. Upon repayment of indebtedness, the portion of the repayment allocated in accordance with the repayment of indebtedness provision (see below) will be transferred to increase the Accumulation Value in that Investment Option.

OUTSTANDING POLICY DEBT. The Outstanding Policy Debt equals the total of all policy loans and accrued interest on policy loans. If the Outstanding Policy Debt exceeds the Accumulation Value less any Surrender Charge and any Accrued Expense Charges, the Policyowner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the Policyowner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value ("lapse".) Should the policy lapse while policy loans are outstanding, the portion of the loans attributable to earnings will become taxable. A Policyowner may lower the risk of a Policy lapsing while loans are outstanding as a result of a reduction in the market value of investments in the Subaccounts by investing in a diversified group of lower risk investment portfolios and/or transferring the funds to the Fixed Account and receiving a guaranteed rate of return. Should a substantial reduction be experienced, the Policyowner may need to lower anticipated withdrawals and loans, repay loans, make additional premium payments, or take other action to avoid policy lapse. A lapsed Policy may later be reinstated. (See Policy Lapse and Reinstatement, page 26.)

22    APPLAUSE! II

REPAYMENT OF INDEBTEDNESS. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the Policyowner so requests. As indebtedness is repaid, the Accumulation Value in the General Account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that Net Premiums are being allocated at the time of repayment.

SURRENDERS
At any time during the lifetime of the Insured and prior to the Maturity Date, the Policyowner may partially withdraw a portion of the Accumulation Value or Surrender the Policy by sending a written request to AVLIC. The amount available for Surrender is the Net Cash Surrender Value at the end of the Valuation Period during which the Surrender request is received at AVLIC's Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 31.) Surrenders may have tax consequences. Once a policy is Surrendered, it may not be reinstated. (See Tax Treatment of Policy Proceeds, page 34.)

If the Policy is being Surrendered in its entirety, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay the Net Cash Surrender Value. Coverage under the Policy will terminate as of the date of a total Surrender. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. (See Payment Options, page 20.)

PARTIAL WITHDRAWALS
Partial withdrawals are irrevocable. The amount of a partial withdrawal may not be less than $500. The Net Cash Surrender Value after a partial withdrawal must be at least $1,000 or an amount sufficient to maintain the Policy in force for the remainder of the Policy Year.

The amount paid will be deducted from the Investment Options according to the instructions of the Policyowner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amounts will be withdrawn in proportion to the various Accumulation Values in the Investment Options.

The Death Benefit will be reduced by the amount of any partial withdrawal and may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy. (See Monthly Deduction - Cost of Insurance, page 28 and Death Benefit Options - Methods of Affecting Insurance Protection, page 20.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial withdrawal may not be less than $50,000 in the first three Policy Years, and $35,000 thereafter. The Specified Amount remaining in force after a partial withdrawal for preferred Insureds may not be less than $100,000. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed the lesser of $50 or 2% of the amount withdrawn is deducted from the Accumulation Value. Currently, the charge is the lesser of $25 or 2% of the amount withdrawn. (See Partial Withdrawal Charge, page 29.) Partial withdrawals will also affect Net Policy Funding for determining whether the Guaranteed Death Benefit provision is met.

TRANSFERS
Accumulation Value may be transferred among the Subaccounts of the Account and to the Fixed Account as often as desired. Transfers out of the Fixed Account may only be made during the 30 day period following the Policy Anniversary Date, as noted below. The transfers may be ordered in person, by mail or by telephone. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. The first fifteen transfers per Policy Year will be permitted free of charge. Thereafter, a transfer charge of $10 may be imposed each additional time amounts are transferred and will be deducted from the Accumulation Value on a prorata basis. (See Transfer Charge, page 29.) Additional restrictions on transfers may be imposed at the fund level. Specifically, fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the fund manager refuses. Transfers resulting from policy loans or exercise of the exchange privilege will not be subject to a transfer charge and will not be counted towards the fifteen free transfers per policy year.

Transfers out of the Fixed Account, unless part of the dollar cost averaging systematic program described below, may be made only during the 30 day period following the Policy Anniversary Date in any Policy Year. However, transfers out of the Fixed Account are limited to the greater of (i) 25% of the Fixed Account attributable to the Policy; (ii) the largest transfer made by the Policyowner out of the Fixed Account during the last 13 months; or (iii) $1,000. This provision is not available while dollar cost averaging from the Fixed Account.

                                                              APPLAUSE! II    23

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. The registered representative designated on the application will have the authority to initiate telephone transfers. Policyowners who do not wish to authorize AVLIC to accept telephone transactions from their registered representative must so specify on the application. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

SYSTEMATIC PROGRAMS
AVLIC may offer systematic programs as discussed below. These programs will be subject to administrative guidelines established by AVLIC from time to time. Transfers of Accumulation Value made pursuant to these programs will be counted in determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. No other separate fee is assessed when one of these options is chosen. All other normal transfer restrictions, as described above, also apply.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, the Policyowner can instruct AVLIC to reallocate Accumulation Value among the Subaccounts (but not the Fixed Account) on a systematic basis, in accordance with allocation instructions specified by the Policyowner.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the Policyowner can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage specified by the Policyowner from the Fixed Account or the Money Market Subaccount to any other Subaccount(s). Dollar cost averaging is permitted from the Fixed Account, if no more than 1/36th of the value of the Fixed Account at the time dollar cost averaging is established is transferred each month.

EARNINGS SWEEP. Permits systematic redistribution of earnings among Investment Options.

The Policyowner can request participation in the available programs when purchasing the Policy or at a later date. The Policyowner can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. Use of Systematic Programs may not be advantageous, and does not guarantee success.

FREE-LOOK PRIVILEGE
The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, within 10 days after AVLIC delivers a notice of the Policyowner's right of cancellation, or within 45 days of completing Part I of the application, whichever is later. The amount of the refund is the sum of all charges deducted from premiums paid, plus the net premiums allocated to the Investment Options adjusted by investment gains and losses, if allowed by state law. Otherwise, the amount of the refund will equal the gross premiums paid. To cancel the Policy, the Policyowner should mail or deliver it to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See Postponement of Payments, page 31.)

EXCHANGE PRIVILEGE
During the first 24 Policy Months after the Policy Date of the Policy, the Policyowner may exchange the Policy for a flexible premium adjustable life insurance policy approved for exchange and issued by AVLIC or an affiliate. No new evidence of insurability will be required.

The Policy Date, Issue Age and rate class for the Insured will be the same under the new Policy as under the old. In addition, the policy provisions and applicable charges for the new Policy and its riders will be based on the same Policy Date and Issue Age as under the Policy. Accumulation values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or Accumulation Values under the flexible contract and under the new Policy. The Policyowner may elect either the same Specified Amount or the same net amount at risk for the new Policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new Policy have been completed.

24     APPLAUSE! II

PAYMENT AND ALLOCATION OF PREMIUMS
ISSUANCE OF A POLICY
Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501.) A Policy will generally be issued only to individuals 80 years of age or less on their nearest birthday who supply satisfactory evidence of insurability to AVLIC. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The Policy Date is the effective date of coverage for all coverage applied for in the original application. The Policy Date is used to determine Policy Anniversary Dates, Policy Years and Policy Months. The Issue Date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. The Policy Date and the Issue Date will be the same unless: 1) an earlier Policy Date is specifically requested, or 2) when additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the Policy Date will be when it is sent for delivery and the Issue Date will be the date the requirements are met.

When all required premiums and application amendments have been received by AVLIC in its Home Office, the Issue Date will be the date the Policy is mailed to the Policyowner or sent to the agent for delivery to the Policyowner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the Issue Date will be when the Policy receipt, Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received and available to AVLIC, and the application amendments are received and reviewed in AVLIC's Home Office. On the Issue Date, the initial premium payment will be allocated to the Money Market Subaccount for 13 days. After the expiration of the 13-day period, the Accumulation Value will be reallocated to the Investment Options as selected by the Policyowner.

Subject to approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower Issue Age results in lower cost of insurance rates. If a Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

Interim conditional insurance coverage may be issued prior to the Policy Date, provided that certain conditions are met, upon the completion of an application and the payment of the required premium at the time of the application. The amount of the interim coverage is limited to the smaller of (a) the amount of insurance applied for, (b) $100,000, or (c) $25,000 if the proposed Insured is under age 10 or over age 60 at his nearest birthday.

PREMIUMS
No insurance will take effect before the initial premium payment is received by AVLIC in Federal Funds. The initial premium payment must be at least 1/12 of the first year Guaranteed Death Benefit Premium times the number of months between the Policy Date and the Issue Date, plus one. Subsequent premiums are payable at AVLIC's Home Office. A Policyowner has flexibility in determining the frequency and amount of premiums. However, unless the Policyowner has paid sufficient premiums to pay the Monthly Deduction and Percent of Premium Charges, the Policy may have a zero Net Cash Surrender Value and lapse. AVLIC agrees to keep the Policy in force during the Guaranteed Death Benefit Period and provide a Guaranteed Death Benefit so long as Net Policy Funding is equal to or greater than the cumulative monthly pro rata Guaranteed Death Benefit Premium. In certain instances, this Net Policy Funding will not, after the payment of Monthly Deductions, generate positive Net Cash Surrender Values.

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued each Policyowner may determine a Planned Periodic Premium schedule that provides for the payment of level premiums at selected intervals. The Planned Periodic Premium schedule may include the Guaranteed Death Benefit Premium. The Policyowner is not required to pay premiums in accordance with this schedule. The Policyowner has considerable flexibility to alter the amount and frequency of premiums paid. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

Policyowners can also change the frequency and amount of Planned Periodic Premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly, depending upon the frequency of the
Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy remains in force unless the Guaranteed Death Benefit provision is in effect. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. (See Duration of the Policy, page 20.) Unless the Guaranteed Death Benefit provision is in effect, even if Planned Periodic Premiums are paid by the Policyowner, the Policy will lapse any time the Net Cash Surrender Value is insufficient to pay the Monthly Deduction, and the Grace Period expires without a sufficient payment. (See Policy Lapse and Reinstatement, page 26.)

                                                             APPLAUSE! II     25

PREMIUM LIMITATIONS. AVLIC's current minimum limitation is $45, $15 if paid by automatic bank draft. AVLIC currently has no maximum limitation, other than the current maximum premium limitations established by federal tax laws. AVLIC reserves the right to change any limitation. In no event may the total of all premiums paid, both planned and unscheduled, exceed the current maximum premium limitations established by federal tax laws. (See Tax Status of the Policy 33.)

If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may require additional evidence of insurability if any premium payment would result in an increase in the Policy's net amount at risk on the date the premium is received.

PREMIUMS UPON INCREASES IN SPECIFIED AMOUNT. Depending upon the Accumulation Value of the Policy at the time of an increase in the Specified Amount of the Policy and the amount of the increase requested by the Policyowner, an additional premium payment may be required. AVLIC will notify the Policyowner of any premium required to fund the increase, which premium must be made in a single payment. The Accumulation Value of the Policy will be immediately increased by the amount of the payment, less the applicable Percent of Premium Charge.

ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE
ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner allocates Net Premiums to one or more Subaccounts and/or to the Fixed Account. Allocations must be whole number percentages and must total 100%. The allocation of future Net Premiums may be changed without charge by providing proper notification to the Home Office. If there is any Outstanding Policy Debt at the time of a payment, AVLIC will treat the payment as a premium payment unless otherwise instructed in proper written notice.

On the Issue Date, the initial premium payment will be allocated to the Money Market Subaccount for 13 days. Thereafter, the Accumulation Value will be reallocated to the Investment Options as selected by the Policyowner. Premium payments received by AVLIC prior to the Issue Date are held in the General Account until the Issue Date and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into Federal Funds and is available to AVLIC. In no event will interest be credited prior to the Policy Date.

The Accumulation Value of the Subaccounts will vary with the investment performance of these Subaccounts and the Policyowner bears the entire investment risk. This will affect the Policy's Accumulation Value, and may affect the Death Benefit as well. Policyowners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT
LAPSE. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Lapse will occur when the Net Cash Surrender Value is insufficient to cover the Monthly Deduction and a Grace Period expires without a sufficient payment unless the Guaranteed Death Benefit provision is in effect. The Grace Period is 61 days from the date AVLIC mails a notice that the grace period has begun. AVLIC will notify the Policyowner at the beginning of the Grace Period by mail addressed to the last known address on file with AVLIC.

The notice will specify the premium required to keep the Policy in force. The required premium will be equal to the greater of the amount necessary to cover the Monthly Deductions and Percent of Premium Charges for the three Policy Months after commencement of the Grace Period, or the amount necessary to raise the Net Cash Surrender Value as of the date of reinstatement above zero. Failure to pay the required premium within the Grace Period will result in lapse of the Policy. If the Insured dies during the Grace Period, any overdue Monthly Deductions and Outstanding Policy Debt will be deducted from the Death Benefit Proceeds. (See Charges and Deductions, page 27.)

REINSTATEMENT. A lapsed Policy may be reinstated any time within three years (five years in Missouri) after the beginning of the Grace Period, but before the Maturity Date. Reinstatement will be effected based on the Insured's rating class at the time of the reinstatement.

Reinstatement is subject to the following:
a. Evidence of insurability of the Insured satisfactory to AVLIC (including evidence of insurability of any person covered by a rider to reinstate the rider);

26     APPLAUSE! II

b. Any Outstanding Policy Debt on the date of lapse will be reinstated with interest due and accrued;

c. The Policy cannot be reinstated if it has been Surrendered for its full Net Cash Surrender Value;

d. The minimum premium required at reinstatement is the greater of:

   (1) the amount necessary to raise the Net Cash Surrender Value as of the date of reinstatement to equal to or greater than zero; or

   (2)   three times the current Monthly Deduction.

The amount of Accumulation Value on the date of reinstatement will be equal to the amount of the Net Cash Surrender Value on the date of lapse, increased by the premium paid at reinstatement, less the Percent of Premium Charges and the amounts stated above, plus that part of the Contingent Deferred Sales Charge and Contingent Deferred Administrative Charge that would apply if the Policy were Surrendered on the date of reinstatement. The last addition to the Accumulation Value is designed to avoid duplicate Surrender Charges. The original Policy Date, and the dates of increases in the Specified Amount (if applicable), will be used for purposes of calculating the Surrender Charge. If any Outstanding Policy Debt was reinstated, that debt will be held in AVLIC's General Account. Accumulation Value calculations will then proceed as described under "Accumulation Value" on page 20.

The effective date of reinstatement will be the first Monthly Activity Date on or next following the date of approval by AVLIC of the application for reinstatement.

CHARGES AND DEDUCTIONS
Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy and payment of applicable taxes; (3) assuming certain risks in connection with the Policy; and
(4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

DEDUCTIONS FROM PREMIUM PAYMENTs
SALES CHARGE. A front-end sales load will be deducted from each premium payment upon receipt and prior to allocation of Net Premium to any Investment Option. AVLIC is authorized to deduct such a sales charge of up to 2.5% of the amount of each premium; currently, no such sales charge is being applied. The Policy is also subject to a Contingent Deferred Sales Charge, which is part of the Surrender Charge. (See "Surrender Charge" on page 28.)

The sales charges applied in any Policy Year are not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early Policy Years and to recover amounts to pay such expenses over the life of the Policy. To the extent that sales and distribution expenses exceed sales charges in any year, AVLIC will pay such expenses from its other assets or surplus in its General Account, including amounts derived from mortality and expense risk charges, and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Account and the Policyowners.

PREMIUM CHARGE FOR TAXES. A deduction of up to 5% of the premium is made from each premium payment to pay applicable taxes; currently the charge is 3.5%. The deduction represents an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions, and to defray the tax cost due to capitalizing certain policy acquisition expenses as required under applicable Federal tax laws. (See Federal Tax Matters page 32.) AVLIC does not expect to derive a profit from the Premium Charge for Taxes.

CHARGES FROM ACCUMULATION VALUE
MONTHLY DEDUCTION. Charges will be deducted as of the Policy Date and on each Monthly Activity Date thereafter from the Accumulation Value of the Policy to compensate AVLIC for administrative expenses and insurance provided. These charges will be allocated among the Subaccounts, and the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.

ADMINISTRATIVE EXPENSE CHARGE. To compensate AVLIC for the ordinary administrative expenses expected to be incurred in connection with a Policy, the Monthly Deduction includes a $9.00 per policy charge (currently $9.00 the first year and $4.50 during each year thereafter.) The Administrative Expense Charge is levied throughout the life of the Policy and is guaranteed not to increase above $9.00 per month. AVLIC does not expect to make any profit from the Administrative Expense Charge.

                                                             APPLAUSE! II     27

COST OF INSURANCE. Because the Cost of Insurance depends upon several variables, the cost for each Policy Month can vary from month to month. AVLIC will determine the monthly Cost of Insurance by multiplying the applicable Cost of Insurance Rate by the net amount at risk for each Policy Month. The net amount at risk on any Monthly Activity Date is based on the amount by which the Death Benefit which would have been payable on that Monthly Activity Date exceeds the Accumulation Value on that date.

COST OF INSURANCE RATE. The Annual Cost of Insurance Rate is based on the Insured's sex, Issue Age, policy duration, Specified Amount, and rating class. The rate will vary depending upon tobacco use and other risk factors. For the initial Specified Amount, the Cost of Insurance Rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's Attained Age and are equal to the 1980 Insurance Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The current rates range between 40% and 100% of the rates based on the 1980 Commissioners Standard Ordinary Tables, based on AVLIC's own mortality experience. Policies issued on a unisex basis are based upon the 1980 Insurance Commissioners Standard Ordinary Table B assuming 80% male and 20% female lives. The Cost of Insurance Rates, Surrender Charges, and payment options for policies issued in Montana and certain other states are on a sex-neutral (unisex) basis. Any change in the Cost of Insurance Rates will apply to all persons of the same age, sex, Specified Amount and rating class and whose policies have been in effect for the same length of time.

If the rating class for any increase in the Specified Amount is not the same as the rating class at issue, the Cost of Insurance Rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the Cost of Insurance Rate as discussed earlier.

The actual charges made during the Policy Year will be shown in the annual report delivered to Policyowners.

RATING CLASS. The rating class of an Insured will affect the Cost of Insurance Rate. AVLIC currently places Insureds into both standard rating classes and substandard rating classes that involve a higher mortality risk. In an otherwise identical policy, an Insured in the standard rating class will have a lower Cost of Insurance Rate than an Insured in a rating class with higher mortality risks. If, when issued, a Policy is rated with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy, and may be from 1.18 to 4 times the guaranteed rate for a standard issue.

Insureds may also be assigned a Flat Extra Rating Charge if appropriate to reflect certain additional risks. The Flat Extra Rating Charge will be added to the Cost of Insurance Rate and thus will be deducted as part of the Monthly Deduction on each Monthly Activity Date.

SURRENDER CHARGE
If a Policy is Surrendered prior to the 15th Policy Anniversary Date, AVLIC will assess a Surrender Charge based upon percentages of the premiums actually paid and a charge per $1,000 of insurance issued based upon sex, Issue Age and tobacco use.

The total Surrender Charge on the initial Specified Amount is made up of two parts, the Contingent Deferred Administrative Charge and Contingent Deferred Sales Charge.

The Contingent Deferred Administrative Charge is an amount per $1,000 of Specified Amount that varies by Issue Age, sex and tobacco use. It is 60% of the maximum Surrender Charge not to exceed $28.80 per $1,000 of Specified Amount.

The Contingent Deferred Sales Charge will be based upon the actual premiums received. It will be calculated as the lesser of (i) 30% of the premiums received up to the SEC Guideline Premium, plus 10% of the premiums received in excess of the SEC Guideline, up to an amount equal to twice the SEC Guideline Premium, plus 9% of the premiums received in excess of the second SEC Guideline Premium; or (ii)40% of the maximum Surrender Charge not to exceed $19.20 per $1,000 of Specified Amount.

The Surrender Charge, if applicable, will be applied in accordance with the following schedule. Because the Surrender Charge may be significant upon early Surrender, prospective Policyowners should purchase a Policy only if they do not intend to Surrender the Policy for a substantial period.

28     APPLAUSE! II

 Policy Year        Percent of Surrender            Policy Year             Percent of Surrender
                    Charge maximum that                                   Charge maximum that will
                  will apply during Policy                                apply during Policy Year
                            Year
      1                    100%                          9                           50%
      2                     96%                         10                           42%
      3                     92%                         11                           33%
      4                     88%                         12                           25%
      5                     83%                         13                           17%
      6                     75%                         14                            8%
      7                     67%                         15+                           0%
      8                     58%

No Surrender Charge will be assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of Accumulation Value. AVLIC will, however, assess Surrender Charges due to increases in Specified Amount. The Contingent Deferred Sales Charge component of the Surrender Charge on such increases will be assessed based on the premiums allocated to the increase, at the lesser of
(i) 15% of the allocated premiums received up to the SEC Guideline Premium, plus 5% of the allocated premiums received in excess of the SEC Guideline Premium for the increase, up to an amount equal to twice the SEC Guideline Premium for the increase, plus 4.5% of the allocated premiums received in excess of two SEC Guideline Premium(s) for the increase; or (ii) 40% of the maximum Surrender Charge applicable to the increase. The Contingent Deferred Administrative Charge component of the Surrender Charge on increases in the Specified Amount will be assessed as noted above with respect to the initial Specified Amount. It will be based on the Attained Age at the time of the increase and the amount of the increase in the Specified Amount. Surrender Charges in increases in the initial Specified Amount will be applied with respect to Surrenders within 15 years of the date of the increase.

TRANSFER CHARGE. A transfer charge of $10 (guaranteed not to increase) may be imposed for each additional transfer among the Investment Options after fifteen per Policy Year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, AVLIC does not expect to make any profit from the transfer charge. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policyowner is invested. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights.

PARTIAL WITHDRAWAL CHARGE. A charge will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. This charge is currently the lesser of $25 or 2% of the amount withdrawn (guaranteed not to be greater than the lesser of $50 or 2% of the amount withdrawn). No Surrender Charge is assessed on a partial withdrawal and a partial withdrawal charge is not assessed when a Policy is Surrendered.

DAILY CHARGES AGAINST THE ACCOUNT
A daily Mortality and Expense Risk Charge will be deducted from the value of the net assets of the Account to compensate AVLIC for mortality and expense risks assumed in connection with the Policy. This daily charge from the Account is currently at the rate of 0.001775% (equivalent to an annual rate of 0.65%) for Policy Years 1-20 and at the rate of 0.001366% (equivalent to an annual rate of 0.50%) for the years thereafter, and will not exceed .90% of the average daily net assets of the Account. The daily charge will be deducted from the net asset value of the Account, and therefore the Subaccounts, on each Valuation Date. Where the previous day or days was not a Valuation Date, the deduction on the Valuation Date will be the applicable daily rate multiplied by the number of days since the last Valuation Date. No Mortality and Expense Risk Charges will be deducted from the amounts in the Fixed Account.

AVLIC believes that this level of charge is within the range of industry practice for comparable flexible premium variable universal life policies. The mortality risk assumed by AVLIC is that Insureds may live for a shorter time than assumed, and

                                                             APPLAUSE! II     29
that an aggregate amount of Death Benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the policies.

An Asset Based Administrative Expense Charge will also be deducted from the value of the net assets of the Account on a daily basis. Currently, this charge is .000956% (equivalent to .35% annually for Policy Years 1-20 and at a rate of
 .000409% (equivalent to .15% annually) for each Policy Year thereafter. The rate of this charge will never exceed .35% annually. No Asset Based Administrative Expense Charge will be deducted from the amounts in the Fixed Account.

In addition to the charges against the Account described just above, management fees and expenses will be assessed by Fidelity, Alger, MFS Co. and MSAM against the amounts invested in the various portfolios. No portfolio fees will be assessed against amounts placed in the Fixed Account.

AVLIC may receive administrative fees from the investment advisers of certain Funds. AVLIC currently does not assess a separate charge against the Account or the Fixed Account for any Federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Account will incur any Federal, or any significant state or local income tax liability, or if the Federal, state or local tax treatment of AVLIC changes.

GENERAL PROVISIONS

THE CONTRACT. The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the policy is qualified in its entirety by the policy itself, a copy of which is available upon request from AVLIC.

CONTROL OF POLICY. The Policyowner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.

BENEFICIARY. Policyowners may name both primary and contingent Beneficiaries in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the Policyowner; otherwise to the estate of the Policyowner.

CHANGE OF BENEFICIARY The Policyowner may change the Beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of Beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.

CHANGE OF OWNER OR ASSIGNMENT. In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. Any such assignment is subject to Outstanding Policy Debt. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of Death Benefit Proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS. The Death Benefit Proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. The balance of any Death Benefit Proceeds shall be paid in one sum to the designated beneficiary unless an Optional Method of Payment is selected. If no beneficiary survives the Insured, the Death Benefit Proceeds shall be paid in one sum to the Policyowner, if living; otherwise to any successor-owner, if living; otherwise to the Policyowner's estate. Any Death Benefit Proceeds payable on the Maturity Date or upon Surrender shall be paid in one sum unless an Optional Method of Payment is elected.

INCONTESTABILITY. The Policy or reinstated Policy is incontestable after it has been in force for two years from the Policy Date (or reinstatement effective date) during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Policy Date shall be incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. However, this two year provision shall not apply to riders with their own contestability provision.

30     APPLAUSE! II

MISSTATEMENT OF AGE AND SEX. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit and any added riders provided will those that would be purchased by the most recent deduction for the Cost of Insurance and the cost of any additional riders at the Insured's correct age or sex. The Death Benefit Proceeds will be adjusted correspondingly.

SUICIDE. Suicide within two years of the Policy Date is not covered by the Policy unless otherwise provided by a state's Insurance law. If the Insured, while sane or insane, commits suicide within two years after the Policy Date, AVLIC will pay only the premiums received less any partial withdrawals, the cost for riders and any outstanding policy debt. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in the Specified Amount, AVLIC's liability with respect to such increase will only be its total cost of insurance applicable to the increase. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further that suicide by an insane person may be considered an accidental death.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon Surrender, partial withdrawal, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
(ii) the Commission by order permits postponement for the protection of Policyowners; (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or (iv) Surrenders, loans or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

REPORTS AND RECORDS. AVLIC will maintain all records relating to the Account and will mail to the Policyowner, at the last known address of record, within 30 days after each Policy Anniversary, an annual report which shows the current Accumulation Value, Net Cash Surrender Value, Death Benefit, premiums paid, Outstanding Policy Debt and other information. The Policyowner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.

ADDITIONAL INSURANCE BENEFITS (RIDERS.) Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states. The cost, if any, of additional insurance benefits will be deducted as part of the Monthly Deduction. (See Charges From Accumulation Value - Monthly Deduction, page 27.)

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER.) Upon satisfactory proof of terminal illness after the two-year contestable period, (no waiting period in certain states) AVLIC will accelerate the payment of up to 50% of the lowest scheduled Death Benefit as provided by eligible coverages, less an amount up to two guideline level premiums.

Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates. AVLIC may charge the lesser of 2% of the benefit or $50 as an expense charge to cover the costs of administration.

Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policyowner stating that the Insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the Policy was in force.

The accelerated benefit first will be used to repay any Outstanding Policy Debt, and will also affect future loans, partial withdrawals, and Surrenders. The accelerated benefit will be treated as a lien against the policy Death Benefit and will thus reduce the Death Benefit Proceeds. Interest on the lien will be charged at the policy loan interest rate. There is no extra premium for this rider.

ACCIDENTAL DEATH BENEFIT RIDER. Provides additional insurance if the Insured's death results from accidental death, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by AVLIC that death resulted directly and independently of all other causes from accidental bodily injuries incurred before the rider terminates and within 91 days after such injuries were incurred.

                                                             APPLAUSE! II     31

CHILDREN'S PROTECTION RIDER. Provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the Death Benefit will be payable to the named beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be considered paid up for the term of the rider.

WAIVER OF MONTHLY DEDUCTIONS ON DISABILITY RIDER. Provides for the waiver of Monthly Deductions for the Policy and all riders while the Insured is disabled.

PAYOR WAIVER OF MONTHLY DEDUCTIONS ON DISABILITY. Provides for the waiver of Monthly Deductions for the Policy and all riders while the covered person is disabled. This rider is available for Insureds ages 0 to 14.

GUARANTEED INSURABILITY RIDER. Provides that the Policyowner can purchase additional insurance for the Insured by increasing the Specified Amount of the Policy at certain future dates without evidence of insurability.

DISABILITY BENEFIT PAYMENT RIDER. Provides for the payment by AVLIC of a disability benefit in the form of premiums while the Insured is disabled. The benefit amount may be chosen by the Policyowner at the issue of the rider. In addition, while the Insured is totally disabled, the Cost of Insurance for the rider will not be deducted from Accumulation Value.

PAYOR DISABILITY RIDER. Provides for the payment by AVLIC of a disability benefit in the form of premiums while the Covered Person as defined in the rider is totally disabled. The benefit amount may be chosen by the Policyowner when the rider is issued. In addition, while the Covered Person is totally disabled, the Cost of Insurance for the rider will not be deducted from Accumulation Value.

TERM RIDER FOR COVERED INSURED. Provides the rider specified amount of insurance to the Beneficiary upon receipt of Satisfactory Proof of Death of any Covered Insured, as identified in the rider.

DISTRIBUTION OF THE POLICIES
The principal underwriter for the policies is AIC, a wholly owned subsidiary of AMAL Corporation and an affiliate of AVLIC. AIC is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). AVLIC pays AIC for acting as the principal underwriter under an Underwriting Agreement. In 1996, AIC received gross variable universal life compensation of $10,227,584, and retained $376,122 in underwriting fees, and $3,222 in brokerage commissions on AVLIC's variable universal life policies.

The Policies are sold through Registered Representatives of AIC or other broker-dealers which have entered into selling agreements with AVLIC or AIC. These Registered Representatives are also licensed by state insurance officials to sell AVLIC's variable life policies. Each of the broker-dealers with a selling agreement is registered with the SEC and is a member of the NASD.

Under these selling agreements, AVLIC pays commission to the broker-dealers, which in turn pay commissions to the Registered Representative who sells this Policy. During the first Policy Year, the commission may equal an amount up to 95% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of .25% of the Accumulation Value beginning in the eighth Policy Year. Compensation arrangements may vary among broker-dealers. In addition, AVLIC may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered Representatives who meet certain production standards may receive additional compensation. AVLIC may reduce or waive the sales charge and/or other charges on any Policy sold to directors, officers or employees of AVLIC or any of its affiliates, employees and registered representatives of any broker dealer that has entered into a sales agreement with AVLIC or AIC and the spouses or children of the above persons. In no event will any such reduction or waiver be permitted where it would be unfairly discriminatory to any person.

FEDERAL TAX MATTERS
The following discussion provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or cover all situations. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see discussion "Premium Charge for Taxes," page 27) laws. This discussion is based upon AVLIC's understanding of the relevant laws at the time of filing. Counsel and other competent tax advisors should be consulted for more complete information before a Policy is purchased. AVLIC makes no representation as to the likelihood of the continuation of present federal income tax laws nor of the interpretations by the Internal Revenue Service. Federal tax laws are subject to change and thus tax consequences to the Insured, Policyowner or Beneficiary may be altered.


32     APPLAUSE! II

(a) TAXATION OF AVLIC. AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, (the "Code".) At this time, since the Account is not an entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of the Account are reinvested and automatically retained as a part of the reserves of the Policy and are taken into account in determining the Death Benefit and Accumulation Value of the Policy. AVLIC believes that Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.

     AVLIC does not currently expect to incur any federal income tax liability attributable to the Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

     AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made.) At present, they are not charges against the Account. If there is a material change in state or local tax laws, charges for such taxes attributable to the Account, if any, may be assessed against the Account.

(b) TAX STATUS OF THE POLICY. The Code (Section 7702) includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the Accumulation Value to the Death Benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the Death Benefit of a Policy is changed, the applicable definitional limitations may change. In the case of a decrease in the Death Benefit, a partial Surrender, a change in Death Benefit option, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowners in order for the Policy to continue complying with the Section 7702 definitional limitations on premiums and Accumulation Values, such distributions will be taxable as ordinary income to the Policyowner (to the extent of any gain in the Policy) as prescribed in Section 7702.

     The Code (Section 7702A) also defines a "modified endowment contract" for federal tax purposes which causes distributions to be taxed as ordinary income to the extent of any gain. This Policy will become a "modified endowment contract" if the premiums paid into the Policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.

     Certain benefits the Insured may elect under this Policy may be material changes affecting the 7-pay premium test. These include changes in Death Benefits and changes in the Specified Amount. Should the Policy become a "modified endowment contract" partial or full Surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured's age 59 1/2. The 10% penalty tax does not apply if the Insured is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the Insured or the joint lives of the Insured and Beneficiary. One may avoid a Policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a policy year, that portion that is returned by the insurance company within 60 days after the policy anniversary will reduce the premiums paid to avoid the Policy becoming a modified endowment contract. A Policyowner should contact a competent tax professional before paying additional premiums or making other changes to the Policy to determine whether such payments or changes would cause the Policy to become a modified endowment contract.

     The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Fund's assets may be invested.

     AVLIC does not have control over the Funds or their investments. However, AVLIC believes that the Funds will be operated in compliance with the diversification requirements of the Internal Revenue Code. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

     In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which owners may direct
     their   investments  to

                                                             APPLAUSE! II     33
     particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Policyowner from being considered the owner of the assets of the Account or otherwise to qualify the Policy for favorable tax treatment.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(c) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the Death Benefit payable prior to the original maturity date will be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code and the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value under the Policy until its actual Surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy.) See discussion page 33, "Tax Status of the Policy."

     AVLIC also believes that loans received under a Policy will be treated as indebtedness of the Policyowner and that no part of any loan under a Policy will constitute income to the Policyowner so long as the Policy remains in force, unless the Policy becomes a Modified Endowment Contract. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.

     Except for Policies with respect to a limited number of key persons of an employer (both as defined in the Internal Revenue Code), and subject to applicable interest rate caps, the Health Insurance Portability and Accountability Act of 1996 (the "Health Insurance Act") generally repeals the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance Policies. Certain transitional rules for existing indebtedness are included in the Health Insurance Act. The transitional rules include a phase-out of the deduction for indebtedness incurred (1) before January 1, 1996, (or) (2) before January 1, 1997, for Policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurs over a transition period between October 13, 1995 and January 1, 1999. There is also a special rule for pre-June 21, 1986 Policies. Policyowners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.

     The right to exchange the Policy for a flexible premium adjustable life insurance policy (See Exchange Privilege, page 23), the right to change owners (See General Provisions, page 30), and the provision for partial withdrawals (See Surrenders, page 23) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete Surrender or when Maturity Benefits are paid, if the amount received plus any Outstanding Policy Debt exceeds the total premiums paid (the "basis"), that are not treated as previously withdrawn by the Policyowner, the excess generally will be taxed as ordinary income.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Death Benefit Proceeds depend on applicable law and the circumstances of each Policyowner or Beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Internal Revenue Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the General Account assets, except for the Fixed Account. AVLIC maintains records of all purchases and redemptions of Funds' shares by each of the Subaccounts.

THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management and timing services in connection with the contracts. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of contracts. AVLIC takes

34     APPLAUSE! II
no responsibility for the investment allocations and transfers transacted on a contract owner's behalf by such third parties or any investment allocation recommendations made by such parties. Contract owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

VOTING RIGHTS
AVLIC is the legal holder of the shares held in the Subaccounts of the Account and as such has the right to vote the shares; to elect Directors of the Funds, to vote on matters that are required by the Investment Company Act of 1940 and upon any other matter that may be voted upon at a shareholders's meeting. To the extent required by law, AVLIC will vote all shares of each of the Funds held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from Policyowners based on the number of shares held as of the record date for such meeting.

The number of Fund shares in a Subaccount for which instructions may be given by a Policyowner is determined by dividing the Accumulation Value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policyowners are received and Fund shares held in each Subaccount which do not support Policyowner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Fund in its own right.

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for the Funds, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policyowners of that action and its reasons for the action in the next annual report or proxy statement to Policyowners.

STATE REGULATION OF AVLIC
AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Account and certifies their adequacy.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the Prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.


EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC
Shows name and position(s) with AVLIC followed by the principal occupations for the last five years.***

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD, PRESIDENT, AND CHIEF EXECUTIVE OFFICER*
Director, Chairman of the Board, and Chief Executive Officer: ALIC**, also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

KENNETH C. LOUIS, DIRECTOR, EXECUTIVE VICE PRESIDENT*
Director, President and Chief Operating Officer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

ROBERT W. BUSH, DIRECTOR, SENIOR VICE PRESIDENT-VARIABLE OPERATIONS AND ADMINISTRATION*
Executive Vice President-Individual Insurance: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC; Senior Vice President, CUNA Mutual Insurance Group; also served as officer and/or director of other subsidiaries and/or affiliates of CUNA.

                                                                APPLAUSE!     35

WAYNE E. BREWSTER, SENIOR VICE PRESIDENT-VARIABLE SALES*
Vice President-Variable Sales: ALIC.

ASHOK CHAWLA, VICE PRESIDENT-FIXED ANNUITY INVESTMENTS****
Senior Vice President - Fixed Income Group: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company); Director-Risk Management:
Providian Corp.;  Assistant Vice President:  Lincoln National Corp.

THOMAS C. GODLASKY, DIRECTOR****
Executive Vice President and Chief Investment Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Investment Officer: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company); Manager-Fixed Income and Derivatives Department: Providian Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life Insurance Company.

JOSEPH K.  HAGGERTY,  ASSISTANT  GENERAL  COUNSEL****
Senior Vice President and General Counsel: AmerUs Life Holdings, Inc.; Senior Vice President and General Counsel: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company f.k.a. Central Life Assurance Company*****); Senior Vice President, Deputy General Counsel: I.C.H. Corporation; also serves as an officer to an affiliate of AVLIC, and served as officer and/or director of other subsidiaries and/or affiliates of I.C.H. Corporation; also serves as officer of other affiliates of AmerUs Life Insurance Company.

JAMES R. HAIRE, VICE PRESIDENT AND ACTUARY*
Vice President-Corporate Actuary: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

JON C. HEADRICK, TREASURER*
Executive Vice President-Investments and Treasurer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

SANDRA K. HOLMES, VICE PRESIDENT-FIXED ANNUITY CUSTOMER SERVICE****
Senior Vice President: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****).

KENNETH R. JONES, VICE PRESIDENT-CORPORATE COMPLIANCE AND ASSISTANT SECRETARY* Vice President, Corporate Compliance & Assistant Secretary: ALIC; also serves as officer of other subsidiaries and/or affiliates of ALIC.

NORMAN M. KRIVOSHA, SECRETARY AND GENERAL COUNSEL*
Executive Vice President, Secretary & Corporate General Counsel: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

JOANN M. MARTIN, CONTROLLER*
Senior Vice President-Controller and Chief Financial Officer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

SHEILA SANDY, ASSISTANT SECRETARY****
Manager Annuity Services: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company).

MICHAEL E. SPROULE, DIRECTOR****
Executive Vice President and Chief Financial Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Financial Officer: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****); I.C.H. Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life Insurance Company.

LINDA S. STRECK, VICE PRESIDENT-FIXED ANNUITY PRODUCT DEVELOPMENT****
Actuarial Vice President - Product Development and Management: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****).

36     APPLAUSE! II

KEVIN WAGONER, ASSISTANT TREASURER****
Director Investment Accounting: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****); Senior Financial Analyst: Target Stores.

     *Principal business address:     Ameritas Variable Life Insurance Company,
                                      One Ameritas Way, 5900 "O" Street,
                                      P.O. Box 82550, Lincoln, Nebraska 68501.
     **Ameritas Life Insurance Corp.

     ***Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

     **** Principal business address for Joseph Haggerty, Sandra K. Holmes, Michael E. Sproule, Ashok K. Chawla, Thomas C. Godlasky, Sheila E. Sandy, Linda S. Streck, and Kevin Wagoner is: AmerUs Life Insurance Company, 611 Fifth Avenue, Des Moines, Iowa 50309.

     ***** Central Life Assurance Company merged with American Mutual Life Insurance Company on December 31, 1994. Central Life Assurance Company was the survivor of the merger. Contemporaneous with the merger, Central Life Assurance Company changed its name to American Mutual Life Insurance Company. (American Mutual Life Insurance Company changed its name to AmerUs Life Insurance Company on July 1, 1996.)


LEGAL MATTERS
All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Norman M. Krivosha, Secretary and General Counsel of AVLIC.

LEGAL PROCEEDINGS
There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Account.

EXPERTS
The financial statements of AVLIC as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the financial statements of the Account as of December 31, 1996 and for each of the three years in the period then ended, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Thomas P. McArdle, Assistant Vice President and Associate Actuary of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION
A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Account, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS
The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

                                                             APPLAUSE!  II    37

                          Independent Auditors' Report



Board of Directors
Ameritas Variable Life
  Insurance Company
Lincoln, Nebraska

    We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1996, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
February 1, 1997

38    APPLAUSE! II

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996

ASSETS

INVESTMENTS AT NET ASSET VALUE:
Variable Insurance Products Fund:
     Money Market Portfolio - 7,637,767.850 shares at
       $1.00 per share (cost $7,637,768)                                            $          7,637,768
     Equity-Income Portfolio - 817,109.096 shares at
       $21.03 per share (cost $12,890,674)                                                    17,183,804
     Growth Portfolio - 841,043.772 shares at
       $31.14 per share (cost $18,237,669)                                                    26,190,103
     High Income Portfolio - 558,109.727 shares at
       $12.52 per share (cost $6,060,955)                                                      6,987,534
     Overseas Portfolio - 565,907.403 shares at
       $18.84 per share (cost $8,863,172)                                                     10,661,695
Variable Insurance Products Fund II:
     Asset Manager Portfolio - 1,326,763.623 shares at
       $16.93 per share (cost $18,129,171)                                                    22,462,108
     Investment Grade Bond Portfolio - 192,186.776 shares at
       $12.24 per share (cost $2,269,043)                                                      2,352,366
     Contrafund Portfolio - 176,606.628 shares at
       $16.56 per share (cost $2,654,228)                                                      2,924,606
     Index 500 Portfolio - 21,656.138 shares at
       $89.13 per share (cost $1,776,480)                                                      1,930,212
     Asset Manager: Growth Portfolio - 42,445.800 shares at
       $13.10 per share (cost $537,009)                                                          556,040
Alger American Fund:
     Small Capitalization Portfolio - 345,335.196 shares at
       $40.91 per share (cost $11,394,354)                                                    14,127,663
     Growth Portfolio - 233,042.387 shares at
       $34.33 per share (cost $6,402,061)                                                      8,000,345
     Income and Growth Portfolio - 234,654.249 shares at
       $8.42 per share (cost $2,405,858)                                                       1,975,789
     Midcap Growth Portfolio - 263,959.188 shares at
       $21.35 per share (cost $4,851,056)                                                      5,635,529
     Balanced Portfolio - 98,800.487 shares at
       $9.24 per share (cost $1,036,004)                                                         912,916
     Leveraged Allcap Portfolio - 61,392.043 shares at
       $19.36 per share (cost $1,169,774)                                                      1,188,550
Dreyfus Stock Index Fund:
     Stock Index Fund Portfolio - 109,123.387 shares at
       $20.28 per share (cost $1,534,631)                                                      2,213,022
MFS Variable Insurance Trust:
     Emerging Growth Series Portfolio - 193,700.823 shares at
       $13.24 per share (cost $2,533,503)                                                      2,564,599
     World Governments Series Portfolio - 17,336.705 shares at
       $10.58 per share (cost $176,945)                                                          183,422
     Utilities Series Portfolio - 28,672.191 shares at
       $13.66 per share (cost $383,098)                                                          391,662
                                                                                      -------------------

          NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                            $        136,079,733
                                                                                      ===================

The accompanying notes are an integral part of these financial statements.

                                                             APPLAUSE! II     39

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,




                                                                           1996               1995                1994
                                                                      ----------------   ----------------    ---------------
INVESTMENT INCOME
     Dividend distributions received                                $       1,837,028  $       1,293,935   $        799,210
EXPENSES
     Charges to policyowners for assuming
     mortality and expense risk                                             1,085,616            723,000            465,706
                                                                      ----------------   ----------------    ---------------
          INVESTMENT INCOME - NET                                             751,412            570,935            333,504
                                                                      ----------------   ----------------    ---------------

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
     Capital gain distributions received                                    4,152,296            403,845          1,403,280
     Unrealized increase/(decrease)                                         7,185,902         14,755,373         (2,469,056)
                                                                      ----------------   ----------------    ---------------
          NET GAIN/(LOSS) ON INVESTMENTS                                   11,338,198         15,159,218         (1,065,776)
                                                                      ----------------   ----------------    ---------------

          NET INCREASE/(DECREASE) IN NET
          ASSETS RESULTING FROM OPERATIONS                                 12,089,610         15,730,153           (732,272)

NET INCREASE IN NET ASSETS RESULTING
     FROM PREMIUM PAYMENTS AND OTHER
     OPERATING TRANSFERS                                                   30,380,460         19,763,147         21,904,104
                                                                      ----------------   ----------------    ---------------
          TOTAL INCREASE IN NET ASSETS                                     42,470,070         35,493,300         21,171,832

NET ASSETS
     Beginning of period                                                   93,609,663         58,116,363         36,944,531
                                                                      ----------------   ----------------    ---------------
     End of period                                                  $     136,079,733  $      93,609,663   $     58,116,363
                                                                      ================   ================    ===============









The accompanying notes are an integral part of these financial statements.

40     APPLAUSE! II

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS




A.     ORGANIZATION AND ACCOUNTING POLICIES:
       -------------------------------------

       Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

       The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1996, there are twenty subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Dreyfus Service Corporation. Three of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

       AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

B.     POLICYHOLDER CHARGES:
       --------------------

       AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyholder, including the Fixed Account option which is not reflected in this separate account. The withdrawal of these charges are included as other operating transfers.

                                                             APPLAUSE! II     41

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS



C:     INFORMATION BY FUND:

                                                                   Variable Insurance Products Fund
                                          -------------------------------------------------------------------------------
                                               Money           Equity-                          High
                                               Market          Income           Growth         Income         Overseas
                                         --------------  ----------------  --------------- --------------  --------------
  Balance 01-01-96                      $     5,613,527 $      12,572,494 $    20,504,133  $  4,325,807   $    7,483,491
  Distributed earnings                          383,333           586,341       1,480,529       414,864          201,300
  Mortality risk charge                         (71,053)         (141,453)       (223,387)      (52,366)         (87,506)
  Unrealized increase/(decrease)                    ---         1,388,228       1,591,342       303,796          931,213
  Net premium transferred                     1,711,961         2,778,194       2,837,486     1,995,433        2,133,197
                                          --------------  ----------------  --------------  -------------  -- -----------
  Balance 12-31-96                      $     7,637,768 $      17,183,804 $    26,190,103  $  6,987,534   $   10,661,695
                                          ==============  ================  ==============  =============  ==============

                                                                 Variable Insurance Products Fund II
                                         -------------------------------------------------------------------------------
                                             Asset         Investment                                      Asset Mgr.:
                                            Manager        Grade Bond       Contrafund     Index 500         Growth
                                         -------------   -------------    -------------   ------------  ----------------
  Balance 01-01-96                      $  19,286,671   $   2,136,439    $    129,293    $     4,639   $       13,585
  Distributed earnings                      1,280,712         110,640           1,845          1,869           22,368
  Mortality risk charge                      (192,161)        (22,366)        (12,082)        (6,403)          (2,489)
  Unrealized increase/(decrease)            1,567,972         (39,903)        270,650        153,497           19,517
  Net premium transferred                     518,914         167,556       2,534,900      1,776,610          503,059
                                         ------------     -------------   -------------   ------------  ----------------
  Balance 12-31-96                      $  22,462,108   $   2,352,366    $  2,924,606   $  1,930,212   $      556,040
                                         ============     =============   =============   ============  ================


                                                                        Alger American Fund
                                      ----------------------------------------------------------------------------------------------
                                          Small                            Income and      Midcap                        Leveraged
                                      Capitalization       Growth           Growth         Growth        Balanced          Allcap
                                      --------------  ----------------  -------------- ------------- ----------------  -------------

  Balance 01-01-96                  $    10,377,502 $       4,678,557 $       918,762 $   2,682,818 $       436,491  $     100,756
  Distributed earnings                       51,224           169,099         837,514        74,978         229,557          4,125
  Mortality risk charge                    (118,508)          (58,005)        (13,912)      (38,781)         (6,215)        (5,432)
  Unrealized increase/(decrease)            368,251           592,282        (557,847)      330,732        (168,250)        17,914
  Net premium transferred                 3,449,194         2,618,412         791,272     2,585,782         421,333      1,071,187
                                      --------------  ----------------  -------------- ------------- ----------------  -------------
  Balance 12-31-96                  $    14,127,663 $       8,000,345 $     1,975,789 $   5,635,529 $       912,916  $   1,188,550
                                      ==============  ================  ============== ============= ================  =============


                                                      MFS Variable Insurance Trust       Dreyfus
                                      ------------------------------------------------ -------------
                                        Emerging           World                          Stock
                                         Growth         Governments       Utilities     Index Fund                 TOTAL
                                      --------------  ---------------- --------------  -------------         -----------------
  Balance 01-01-96                  $       118,158 $          15,815 $        18,547 $   2,192,178        $       93,609,663
  Distributed earnings                       21,561               ---          32,602        84,863                 5,989,324
  Mortality risk charge                      (9,549)             (913)         (1,520)      (21,515)               (1,085,616)
  Unrealized increase/(decrease)             32,735             7,363           9,810       366,600                 7,185,902
  Net premium transferred                 2,401,694           161,157         332,223      (409,104)               30,380,460
                                      --------------  ----------------  -------------- -------------         -----------------
  Balance 12-31-96                  $     2,564,599 $         183,422 $       391,662 $   2,213,022        $      136,079,733
                                      ==============  ================  ============== =============         =================


42     APPLAUSE! II

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS



C:     INFORMATION BY FUND:

                                                             Variable Insurance Products Fund
                                     -------------------------------------------------------------------------------
                                         Money            Equity-                          High
                                         Market           Income           Growth         Income        Overseas
                                     --------------  ----------------  -------------- -------------  ---------------
 Balance 01-01-95                  $     6,247,662 $       6,295,945 $    12,362,890 $   2,970,211  $     4,954,650
 Distributed earnings                      330,031           558,647          71,777       214,996           39,788
 Mortality risk charge                     (57,621)          (89,161)       (160,505)      (40,007)         (60,098)
 Unrealized increase/(decrease)                ---         2,148,654       4,664,368       542,261          616,308
 Net premium transferred                  (906,545)        3,658,409       3,565,603       638,346        1,932,843
                                     --------------  ----------------  -------------- ------------- ----------------
 Balance 12-31-95                  $     5,613,527 $      12,572,494 $    20,504,133 $   4,325,807 $      7,483,491
                                     ==============  ================  ============== ============= ================

                                                             Variable Insurance Products Fund II
                                     -------------------------------------------------------------------------------
                                         Asset         Investment       Contrafund     Index 500      Asset Mgr.:
                                        Manager        Grade Bond           (1)           (2)         Growth (3)
                                     --------------  ----------------  -------------- ------------- ----------------
 Balance 01-01-95                  $    16,158,059 $         907,159 $           --- $         --- $            ---
 Distributed earnings                      346,679            34,269           1,284           ---              564
 Mortality risk charge                    (164,848)          (13,893)           (119)           (7)             (25)
 Unrealized increase/(decrease)          2,471,611           183,723            (273)          236             (486)
 Net premium transferred                   475,170         1,025,181         128,401         4,410           13,532
                                     --------------  ----------------  -------------- ------------- ----------------
 Balance 12-31-95                  $    19,286,671 $       2,136,439 $       129,293 $       4,639 $         13,585
                                     ==============  ================  ============== ============= ================


                                                                       Alger American Fund
                                     -----------------------------------------------------------------------------------------------
                                         Small                          Income and       Midcap                         Leveraged
                                     Capitalization      Growth           Growth         Growth        Balanced         Allcap (4)
                                     --------------  ----------------  -------------- ------------- ---------------- ---------------
 Balance 01-01-95                  $     4,264,367 $       2,012,571 $       307,350 $     545,887 $      126,178   $          ---
 Distributed earnings                          ---            34,885           5,186           142          3,039              ---
 Mortality risk charge                     (67,150)          (32,981)         (5,765)      (14,362)        (2,251)            (57)
 Unrealized increase/(decrease)          2,184,006           924,176         146,805       430,138         45,544             863
 Net premium transferred                 3,996,279         1,739,906         465,186     1,721,013        263,981          99,950
                                     --------------  ----------------  -------------- ------------- ---------------- ---------------
 Balance 12-31-95                  $    10,377,502 $       4,678,557 $       918,762 $   2,682,818 $      436,491   $     100,756
                                     ==============  ================  ============== ============= ================  ==============


                                                     MFS Variable Insurance Trust       Dreyfus
                                     ------------------------------------------------ -------------
                                       Emerging         World (6)        Utilities       Stock
                                      Growth (5)       Governments          (7)        Index Fund                  TOTAL
                                     --------------  ----------------  -------------- -------------          -----------------
 Balance 01-01-95                  $           --- $             --- $           --- $     963,434         $       58,116,363
 Distributed earnings                        2,634             1,440           1,745        50,674                  1,697,780
 Mortality risk charge                        (118)              (37)            (10)      (13,985)                  (723,000)
 Unrealized increase/(decrease)             (1,638)             (885)         (1,246)      401,208                 14,755,373
 Net premium transferred                   117,280            15,297          18,058       790,847                 19,763,147
                                     --------------  ----------------  -------------- -------------          -----------------
 Balance 12-31-95                  $       118,158 $          15,815 $        18,547 $   2,192,178         $       93,609,663
                                     ==============  ================  ============== =============          =================


(1) Commenced business 09/05/95.          (5) Commenced business 09/12/95.
(2) Commenced business 10/17/95.          (6) Commenced business 09/13/95.
(3) Commenced business 09/13/95.          (7) Commenced business 10/18/95.
(4) Commenced business 09/13/95.

                                                             APPLAUSE! II     43

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS


C.     INFORMATION BY FUND:

                                                                    Variable Insurance Products Fund
                                          -------------------------------------------------------------------------------
                                               Money           Equity                           High
                                               Market           Income           Growth         Income        Overseas
                                          --------------  ----------------  -------------- ------------- ----------------
  Balance 01-01-94                      $     3,302,391 $       4,081,214 $     8,666,232 $   2,112,409 $      2,627,460
  Distributed earnings                          227,947           343,291         540,322       192,676           16,253
  Mortality risk charge                         (53,086)          (50,692)        (97,597)      (24,422)         (41,486)
  Unrealized increase/(decrease)                    ---           (10,817)       (430,322)     (216,500)         (57,561)
  Net premium transferred                     2,770,410         1,932,949       3,684,255       906,048        2,409,984
                                          --------------  ----------------  -------------- ------------- ----------------
  Balance 12-31-94                      $     6,247,662 $       6,295,945 $    12,362,890 $   2,970,211 $      4,954,650
                                          ==============  ================  ============== ============= ================


                                                                          Alger American Fund
                                          -------------------------------------------------------------------------------
                                                                             Income and       Midcap
                                            Small Cap         Growth           Growth         Growth        Balanced
                                          --------------  ----------------  -------------- ------------- ----------------
  Balance 01-01-94                      $     2,431,108 $         513,578 $       155,544 $      91,469 $         12,416
  Distributed earnings                          197,447            56,309          12,250           805            1,173
  Mortality risk charge                         (28,810)          (10,955)         (2,338)       (2,777)            (667)
  Unrealized increase/(decrease)               (212,648)           11,388         (27,043)       15,802             (793)
  Net premium transferred                     1,877,270         1,442,251         168,937       440,588          114,049
                                          --------------  ----------------  -------------- ------------- ----------------
  Balance 12-31-94                      $     4,264,367 $       2,012,571 $       307,350 $     545,887 $        126,178
                                          ==============  ================  ============== ============= ================


                                                        Variable Insurance
                                                        Products Fund II       Dreyfus
                                          --------------  ----------------  --------------
                                              Asset         Investment          Stock
                                             Manager        Grade Bond       Index Fund                       TOTAL
                                          --------------  ----------------  --------------               ----------------
  Balance 01-01-94                      $    11,412,386 $       1,069,216 $       469,108               $     36,944,531
  Distributed earnings                          589,342             2,944          21,731                      2,202,490
  Mortality risk charge                        (133,984)          (12,468)         (6,424)                      (465,706)
  Unrealized increase/(decrease)             (1,465,271)          (53,875)        (21,416)                    (2,469,056)
  Net premium transferred                     5,755,586           (98,658)        500,435                     21,904,104
                                          --------------  ----------------  --------------               ----------------
  Balance 12-31-94                      $    16,158,059 $         907,159 $       963,434               $     58,116,363
                                          ==============  ================  ==============               ================

44     APPLAUSE! II

                          Independent Auditors' Report



Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

     We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
February 1, 1997

                                                             APPLAUSE! II     45

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                                  BALANCE SHEETS
                                  --------------
                      (in thousands, except per share data)
                      -------------------------------------
                                                                                                       December 31,
                                                                                   -------------------------------------------------
                                                                                           1996                        1995
                                                                                   ----------------------       --------------------
ASSETS
------
     Investments:
       Fixed maturity securities, available for sale (amortized cost
             $62,048 - 1996 and $38,753 - 1995)                                  $                62,621      $              40,343
       Loans on insurance policies                                                                 4,309                      2,639
                                                                                   ----------------------       --------------------
           Total investments                                                                      66,930                     42,982

     Cash and cash equivalents                                                                    10,684                      5,660
     Accrued investment income                                                                     1,096                        790
     Reinsurance recoverable-affiliates                                                                9                         57
     Prepaid reinsurance premium-affiliates                                                        2,156                      1,506
     Deferred policy acquisition costs                                                            79,272                     57,664
     Other                                                                                           483                        106
     Separate Accounts                                                                           947,580                    682,482
                                                                                   ----------------------       --------------------
                                                                                 $             1,108,210      $             791,247
                                                                                   ======================       ====================
LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
   LIABILITIES:
     Policy and contract reserves                                                $                   749      $                 609
     Accumulated contract values                                                                  77,560                     44,568
     Unearned policy charges                                                                       1,243                        964
     Unearned reinsurance ceded allowance                                                          3,139                      2,279
     Federal income taxes--
           Current                                                                                   875                        685
           Deferred                                                                                9,921                     11,398
     Other                                                                                         8,134                      4,266
     Separate Accounts                                                                           947,580                    682,482
                                                                                   ----------------------       --------------------
          Total Liabilities                                                                    1,049,201                    747,251
                                                                                   ----------------------       --------------------

   STOCKHOLDER'S EQUITY:
     Common stock, par value $100 per share;
       authorized 50,000 shares, issued and
       outstanding 40,000 shares                                                                   4,000                      4,000
     Additional paid-in capital                                                                   40,370                     29,700
     Retained earnings                                                                            14,510                      9,860
     Net unrealized investment gain                                                                  129                        436
                                                                                   ----------------------       --------------------
          Total Stockholder's Equity                                                              59,009                     43,996
                                                                                   ----------------------       --------------------

                                                                                 $             1,108,210      $             791,247
                                                                                   ======================       ====================









The accompanying notes are an integral part of these financial statements.

46     APPLAUSE! II

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                                 (in thousands)
                                 --------------

                                                                                      Years Ended December 31,
                                                                -----------------------------------------------------------------
                                                                       1996                   1995                  1994
                                                                -------------------    -------------------   --------------------
INCOME:
Insurance revenues:
  Contract charges                                            $             26,345   $             18,350  $              13,528
  Premium-reinsurance ceded                                                 (5,895)                (4,289)                (2,009)
  Reinsurance ceded allowance                                                2,235                  1,859                    502

Investment revenues:
    Investment income, net                                                   3,603                  3,492                  3,046
    Realized gains, net                                                         19                     28                     19

  Other                                                                        567                    261                    337
                                                                -------------------    -------------------   --------------------

                                                                            26,874                 19,701                 15,423
                                                                -------------------    -------------------   --------------------

BENEFITS AND EXPENSES:
  Policy Benefits:
    Death benefits                                                             716                    268                    417
    Interest credited                                                        2,736                  1,995                  1,524
    Increase in policy and contract reserves                                   140                    183                    195
    Other                                                                       52                     32                     46
  Sales and operating expenses                                              10,041                  6,815                  5,940
  Amortization of deferred policy acquisition costs                          5,531                  3,057                  2,521
                                                                -------------------    -------------------   --------------------

                                                                            19,216                 12,350                 10,643
                                                                -------------------    -------------------   --------------------

Income before federal income taxes                                           7,658                  7,351                  4,780
                                                                -------------------    -------------------   --------------------

Income taxes - current                                                       3,819                  1,685                   (608)
Income taxes - deferred                                                       (811)                   902                  2,278
                                                                -------------------    -------------------   --------------------
     Total income taxes                                                      3,008                  2,587                  1,670
                                                                -------------------    -------------------   --------------------

NET INCOME                                                    $              4,650   $              4,764  $               3,110
                                                                ===================    ===================   ====================











The accompanying notes are an integral part of these financial statements.

                                                             APPLAUSE! II     47

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  ---------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
              ----------------------------------------------------
                          (in thousands, except shares)
                          -----------------------------



                                                                                                                Net
                                                        Common Stock             Additional                 Unrealized
                                             -------------------------------      Paid-in       Retained    Investment
                                                 Shares           Amount          Capital       Earnings    Gain(Loss)     Total
                                             ---------------   -------------   --------------  -----------  ----------  ------------
BALANCE, January 1, 1994                            40,000   $         4,000  $       23,700  $      1,986  $       -  $    29,686

   Capital contribution from
    Ameritas Life Insurance Corp.                         -                -           6,000             -          -        6,000

   Net unrealized investment loss, net                    -                -               -             -       (173)        (173)

   Net income                                             -                -               -         3,110           -       3,110
                                             ---------------    ------------   --------------   ----------- ----------  ------------

BALANCE, December 31, 1994                           40,000            4,000          29,700         5,096       (173)      38,623

   Net unrealized investment gain, net                    -                -               -             -        609          609

   Net income                                             -                -               -         4,764          -        4,764
                                             ---------------    -------------  --------------   ------------ ---------  ------------
BALANCE, December 31, 1995                           40,000            4,000          29,700         9,860        436       43,996

   Return of capital                                      -                -         (15,000)            -          -      (15,000)

   Capital contribution from
      AMAL Corporation                                    -                -          25,670             -          -       25,670

   Net unrealized investment loss, net                    -                -               -             -       (307)        (307)

   Net income                                             -                -               -         4,650          -        4,650
                                             ---------------    -------------   -------------   ------------  ---------   ----------

BALANCE, December 31, 1996                           40,000   $        4,000  $       40,370   $    14,510   $    129    $  59,009
                                             ===============    =============   =============   ============  ==========  ==========







The accompanying notes are an integral part of these financial statements.

48     APPLAUSE! II

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                 (in thousands)



                                                                                                     December 31,
                                                                                ----------------------------------------------------
                                                                                      1996              1995              1994
                                                                                ----------------  -----------------  ---------------
OPERATING ACTIVITIES
--------------------
Net Income                                                                     $        4,650  $             4,764  $         3,110
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Amortization of deferred policy acquisition costs                                  5,531                3,057            2,521
     Policy acquisition costs deferred                                                (26,596)             (16,020)         (17,481)
     Interest credited to contract values                                               2,736                1,995            1,524
     Amortization of discounts or premiums                                                (83)                 (70)             (49)
     Net realized gains on investment transactions                                        (19)                 (28)             (19)
     Deferred income taxes                                                               (811)                 902            2,278
     Change in assets and liabilities:
       Accrued investment income                                                         (306)                 (15)             (98)
       Reinsurance recoverable-affiliates                                                  48                  412             (469)
       Prepaid reinsurance premium                                                       (650)                (487)            (451)
       Other assets                                                                      (377)                 (18)             (16)
       Policy and contract reserves                                                       140                  183              195
       Unearned policy charges                                                            279                  234              247
       Federal income tax payable-current                                                (310)                 698              (81)
       Unearned reinsurance ceded allowance                                               860                  610              595
       Other liabilities                                                                3,868                1,939           (1,823)
                                                                                 -------------   ------------------   --------------
Net cash used in operating activities                                                 (11,040)              (1,844)         (10,017)
                                                                                 -------------   ------------------   --------------

INVESTING ACTIVITIES
--------------------
Purchase of fixed maturity securities available for sale                              (31,514)              (7,760)         (15,673)
Proceeds from maturities or repayment of fixed maturity securities
    available for sale                                                                  5,307                3,738            5,108
Proceeds from sales of fixed maturity securities available for sale                     3,014                    -                -
Net change in loans on insurance policies                                              (1,670)              (1,042)            (576)
                                                                                 -------------   ------------------   --------------
  Net cash used in investing activities                                               (24,863)              (5,064)         (11,141)
                                                                                 -------------   ------------------   --------------

FINANCING ACTIVITIES
--------------------
Return of capital                                                                     (15,000)                   -            6,000
Capital contribution                                                                   25,670                    -                -
Net change in accumulated contract values                                              30,257                4,448            2,873
                                                                                 -------------   ------------------   --------------
  Net cash from financing activities                                                   40,927                4,448            8,873
                                                                                 -------------   ------------------   --------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                       5,024               (2,460)         (12,285)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        5,660                8,120           20,405

                                                                                 =============   ==================   ==============
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                     $       10,684  $             5,660  $         8,120
                                                                                 =============   ==================   ==============

Supplemental cash flow information:
----------------------------------

Net cash paid (received) on income taxes                                       $        4,129  $               987  $          (527)


The accompanying notes are an integral part of these financial statements.


                                                             APPLAUSE! II     49

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (in thousands)




1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------

  Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, was a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), a mutual life insurance company, until April of 1996 when it became a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by ALIC and 34% owned by AmerUs Life Insurance Company (AmerUs). The Company began issuing variable life insurance and variable annuity policies in 1987 and fixed premium annuities in 1996. The variable life, variable annuity and fixed premium annuity policies are not participating with respect to dividends.

USE OF ESTIMATES
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  The principal accounting and reporting practices followed are:

INVESTMENTS
  The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held-to-maturity securities, is composed of debt securities which a
company  has  the  positive  intent  and  ability  to  hold-to-maturity.   These
securities are carried at amortized cost. The second category, available-for-sale securities, may be sold to address the liquidity and other needs of a company. Debt and equity securities classified as available-for-sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from income and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available-for-sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

  The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company has credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition. The Company has no write-offs or allowances recorded as of December 31, 1996, 1995 and 1994.

CASH EQUIVALENTS
  The Company considers all highly liquid debt securities purchased with a remaining maturity of less than three months to be cash equivalents.

SEPARATE ACCOUNTS
  The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.

PREMIUM REVENUE AND BENEFITS TO POLICYHOLDERS

RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO
POLICYHOLDERS
  Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

  Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

50      APPLAUSE! II

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (in thousands)



1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------
 (Continued):
-------------

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYHOLDERS
  Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

  Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS
  Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

  Costs deferred related to universal life-type policies and investment-type contracts are amortized over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed annually based on actual experience and changes in assumptions.

  An analysis of the costs carried in the balance sheets as deferred acquisition costs is as follows:

                                                                                              December 31
                                                                                -----------------------------------------
                                                                                     1996          1995           1994
-------------------------------------------------------------------------------------------------------------------------
Beginning balance                                                                  $57,664       $45,940         $30,659
Acquisition costs deferred                                                          26,596        16,020          17,481
Amortization of deferred policy acquisition costs                                   (5,531)       (3,057)         (2,521)
Adjustment for unrealized investment (gain) loss                                       543        (1,239)            321
-------------------------------------------------------------------------------------------------------------------------
Ending balance                                                                     $79,272       $57,664         $45,940
-------------------------------------------------------------------------------------------------------------------------

To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized gains or losses included in stockholder's equity.

FUTURE POLICY AND CONTRACT BENEFITS
  Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

INCOME TAXES
   The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

                                                             APPLAUSE! II     51

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


2.  INVESTMENTS
---------------

  Investment income summarized by type of investment was as follows:

                                                                                                Year Ended December 31
                                                                                     --------------------------------------------
                                                                                            1996           1995            1994
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available for sale                                                $3,308        $2,819          $2,411
Cash equivalents                                                                               618           597             609
Loans on insurance policies                                                                    214           128              82
---------------------------------------------------------------------------------------------------------------------------------
  Gross investment income                                                                    4,140         3,544           3,102
Investment expenses                                                                            537            52              56
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                     $3,603        $3,492          $3,046
---------------------------------------------------------------------------------------------------------------------------------


  Net pretax realized investment gains (losses) were as follows:

                                                                                                 Year Ended December 31
                                                                                     --------------------------------------------
                                                                                             1996          1995           1994
---------------------------------------------------------------------------------------------------------------------------------
Net gains on disposals of fixed maturity securities available for sale                       $19           $28             $19
---------------------------------------------------------------------------------------------------------------------------------

Proceeds from sales of fixed maturity securities available for sale and gross gains and losses realized on those sales were as follows:

                                                                                              Year Ended December 31, 1996
                                                                                     --------------------------------------------
                                                                                         Proceeds        Gains          Losses
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         $3,014           $30            $  -
--------------------------------------------------------------------------------------------------------------------------------

There were no disposals of fixed maturity securities available for sale during 1995 or 1994 other than calls or maturities.

  The amortized cost and fair value of investments in fixed maturity securities available for sale by type of investment were as follows:

                                                                                            December 31, 1996
                                                                         --------------------------------------------------------
                                                                           Amortized       Gross Unrealized              Fair
                                                                                      ----------------------------
                                                                               Cost         Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------
  U.S. Corporate                                                             $33,690          $437          $114         $34,013
  Mortgage-backed                                                             13,407           209            22          13,594
  U.S. Treasury securities and obligations of
    U.S. government agencies                                                  14,951           158            95          15,014
---------------------------------------------------------------------------------------------------------------------------------
      Total fixed maturity securities available for sale                     $62,048          $804          $231         $62,621
---------------------------------------------------------------------------------------------------------------------------------


  The December 31, 1996 balance of stockholder's equity was decreased by $307 (comprised of a decrease in the carrying value of the securities of $1,017 reduced by $545 of related adjustments to deferred acquisition costs and $165 in deferred income taxes) to reflect the net unrealized gain on securities classified as available-for-sale.


                                                                                             December 31, 1995
                                                                         --------------------------------------------------------
                                                                             Amortized       Gross Unrealized            Fair
                                                                                         ----------------------------
                                                                              Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------
  U.S. Corporate                                                            $20,667          $930          $  -         $21,597
  Mortgage-backed                                                             3,628           114             -           3,742
  U.S. Treasury securities and obligations of
    U.S. government agencies                                                 14,458           550             4          15,004
---------------------------------------------------------------------------------------------------------------------------------
      Total fixed maturity securities available for sale                    $38,753        $1,594            $4         $40,343
---------------------------------------------------------------------------------------------------------------------------------

52     APPLAUSE! II

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


2.  INVESTMENTS (continued)
---------------------------

  The December 31, 1995 balance of stockholder's equity was increased by $609 (comprised of an increase in the carrying value of the securities of $2,177, reduced by $1,240 of related adjustments to deferred acquisition costs and $328 in deferred income taxes) to reflect the net unrealized gain on securities classified as available-for-sale.

  The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 1996 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                 Amortized        Fair
                                                                                                    Cost          Value
--------------------------------------------------------------------------------------------------------------------------
Due in one year or less                                                                            $7,582          $7,652
Due after one year through five years                                                              17,266          17,568
Due after five years through ten years                                                             22,264          22,303
Due after ten years                                                                                 1,529           1,504
Mortgage-backed securities                                                                         13,407          13,594
--------------------------------------------------------------------------------------------------------------------------
      Total                                                                                       $62,048         $62,621
--------------------------------------------------------------------------------------------------------------------------


3.  INCOME TAXES
----------------

  The items that give rise to deferred tax assets and liabilities relate to the following:

                                                                                       Year Ended December 31
                                                                                       ----------------------
                                                                                          1996          1995
-------------------------------------------------------------------------------------------------------------
Net unrealized investment gains                                                           $277          $606
Deferred policy acquisition costs                                                       23,727        17,276
Prepaid expenses                                                                           172           118
Other                                                                                        0           500
-------------------------------------------------------------------------------------------------------------
Gross deferred tax liability                                                            24,176        18,500
-------------------------------------------------------------------------------------------------------------


Future policy and contract benefits                                                     12,620         5,939
Deferred future revenues                                                                 1,534         1,039
Other                                                                                      101           124
-------------------------------------------------------------------------------------------------------------
Gross deferred tax asset                                                                14,255         7,102
-------------------------------------------------------------------------------------------------------------
    Net deferred tax liability                                                          $9,921       $11,398
-------------------------------------------------------------------------------------------------------------

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                                                     Year Ended December 31
                                                                         --------------------------------------------
                                                                                  1996           1995         1994
---------------------------------------------------------------------------------------------------------------------
Statutory tax rate                                                                35.0%         35.0%         35.0%
Other                                                                              4.3           0.2          (0.1)
---------------------------------------------------------------------------------------------------------------------
    Provision for income taxes                                                    39.3%         35.2%         34.9%
---------------------------------------------------------------------------------------------------------------------

                                                              APPLAUSE! II    53

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


4.  RELATED PARTY TRANSACTIONS
------------------------------

Affiliates provide technical, financial and legal support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 31, 1996, 1995 and 1994 was $8,907, $4,858 and $4,029
respectively. The Company also leased office space and furniture and equipment from affiliates during 1995 and 1994. The cost of these leases to the Company for the years ended December 31, 1995, and 1994 was $37 and $40, respectively. Under the terms of investment advisory agreements, the Company paid $73, $44 and $43 for the years ended December 31, 1996, 1995 and 1994 to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under this agreement, these affiliates assume life insurance risk in excess of the Company's $100 retention limit. The Company paid $3,301, $2,280 and $1,333 of net reinsurance premiums to affiliates for the years ended December 31, 1996, 1995 and 1994, respectively. The Company has received reinsurance recoveries from affiliates of $659, $1,472 and $519 for the years ended December 31, 1996, 1995 and 1994, respectively.

The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby, they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

The Company's variable life and variable annuity products are distributed through Ameritas Investment Corp., a wholly-owned subsidiary of AMAL Corporation. The Company received $54, $192 and $272 for the years ended December 31, 1996, 1995 and 1994 respectively, from this affiliate to partially defray the costs of materials and prospectuses. Policies placed by this affiliate generated commission expense of $20,373, $14,028 and $15,223 for the years ended December 31, 1996, 1995 and 1994, respectively.

Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

5.  EMPLOYEE AND AGENT BENEFIT PLANS
------------------------------------

The Company is included in the noncontributory defined-benefit pension plan that covers substantially all full-time employees of ALIC and its subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1996 or 1995. Total Company contributions for the year ended December 31, 1994 was $47.

The Company's employees also participate in a defined contribution thrift plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. The Company had no full time employees during 1996 or 1995. Total Company contributions for the year ended December 31, 1994 was $20.

The Company is also included in the postretirement benefit plans provided to retired employees of Ameritas Life Insurance Corp. and its subsidiaries. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1996 or 1995. Total Company contribution for the year ended December 31, 1994 was $7.

Expenses for the defined benefit pension plan and postretirement group medical plan are allocated to the Company based on percentage of payroll.

54    APPLAUSE! II

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


6.  STOCKHOLDER'S EQUITY
------------------------

  Net income(loss), as determined in accordance with statutory accounting practices, was $855, $(19), and $(3,900) for 1996, 1995 and 1994, respectively.
The Company's statutory surplus was $44,100, $13,800, and $12,600 at December 31, 1996, 1995 and 1994, respectively. Effective January 1, 1996 the Company changed reserving methods used for most existing products resulting in an increase in statutory surplus of approximately $20,601.

Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. On February 28, 1996 the Board of Directors declared a return of paid-in-capital of $15,000 payable by way of a note due on or before August 15, 1996. The note was retired on August 15, 1996. This action was approved by the State of Nebraska Insurance Department and any additional distributions of capital or surplus will require approval of the Insurance Department.

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
---------------------------------------

  The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The fair value estimates presented herein are based on pertinent information available to management as of December 31 of each year. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

   Fixed maturity securities available for sale
    For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

   Loans on insurance policies
    Fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans with similar remaining terms. Policy loans with similar characteristics are aggregated for purposes of the calculations.

   Cash  and  cash  equivalents,  accrued  investment  income   and  reinsurance
   recoverable
    The carrying amounts reported in the balance sheet equals fair value due to the nature of these instruments.

   Accumulated contract values
    Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                                                             APPLAUSE! II     55

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


7.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued):
----------------------------------------------------

  Estimated fair values as of December 31, are as follows:
                                                                                                December 31
                                                                         --------------------------------------------------------
                                                                                     1996                         1995
                                                                         --------------------------------------------------------
                                                                            Carrying        Fair        Carrying         Fair
                                                                             Amount         Value        Amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Financial Assets:
  Fixed maturity securities available for sale                               $62,621       $62,621       $40,343         $40,343
  Loans on insurance policies                                                  4,309         3,843         2,639           2,346
  Cash and cash equivalents                                                   10,684        10,684         5,660           5,660
  Accrued investment income                                                    1,096         1,096           790             790
  Reinsurance recoverable - affiliates                                             9             9            57              57

Financial Liabilities:
  Accumulated contract values excluding amounts held under
  insurance contracts                                                        $70,640       $70,640       $39,283         $39,283


8.  SEPARATE ACCOUNTS
---------------------

  The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

Amounts in the Separate Accounts are:
                                                                                                             December 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Separate Account V                                                                                      $136,079         $93,610
Separate Account VA-2                                                                                    811,501         588,872
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $947,580        $682,482
---------------------------------------------------------------------------------------------------------------------------------

The assets of Account V are invested in shares of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and MFS Variable Insurance Trust. Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

The Variable Insurance Products Fund and the Variable Insurance Products Fund II are managed by Fidelity Management and Research Company. The Variable Insurance Products Fund has five portfolios: the Money Market Portfolio, the High Income Portfolio, the Equity Income Portfolio, the Growth Portfolio and the Overseas Portfolio. The Variable Insurance Fund II has five portfolios: the Investment Grade Bond Portfolio, Asset Manager Portfolio, Contrafund Portfolio (effective August 25, 1995), Asset Manager Growth Portfolio( effective September 15, 1995) and the Index 500 Portfolio (effective September 21, 1995). The Alger American Fund is managed by Fred Alger Management, Inc. and has six portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio (effective June 17, 1993), Balanced Portfolio (effective June 28, 1993) and the Leveraged Allcap Portfolio (effective August 30, 1995). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio. The MFS Variable Insurance Trust is managed by Massachusetts Financial Services Company. The MFS Variable Insurance Trust has three portfolios: the Emerging Growth Portfolio (effective August 25, 1995), World Governments Portfolio (effective August 24, 1995) and the Utilities Portfolio (effective September 18, 1995)

Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and the MFS Variable Insurance Trust with the same portfolios as described above.

56      APPLAUSE! II

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the cash values and death benefits of a Policy may change with the investment experience of the Fund. The tables show how the cash values and death benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 58 through 62 illustrate a Policy issued to a male, age 45, under a Preferred rate non-tobacco underwriting risk classification. This policy provides for a standard tobacco use and non-tobacco use, and preferred non-tobacco classification and different rates for certain specified amounts. The cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the death benefits and the cash values for uniform hypothetical rates of return shown in these tables. The tables on pages 58 and 60 are based on the current cost of insurance rates, current expense deductions and the maximum percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum allowable cost of insurance rates under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables (Smoker is referenced for tobacco use rates; Non-Smoker is referenced for non-tobacco use rates). Since these are recent tables and are split to reflect tobacco use and sex, the current cost of insurance rates used by AVLIC are at this time equal to the maximum cost of insurance rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The death benefits and cash values shown in the tables on pages 59 and 61 are based on the assumption that the maximum allowable cost of insurance rates as described above and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the death benefits, surrender values and accumulation values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the daily management fee paid by each portfolio available for investment (the equivalent to an annual rate of
 .69% of the aggregate average daily net assets of the Fund), the other expenses incurred by the Fund (.20%), and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks and administrative expenses which is equivalent to a charge at an annual rate of 1.00% for policy years 1-20 and 0.65% thereafter on pages 58 and 60 and at an annual rate of 1.25% on pages 59 and 61 of the average net assets of the Subaccounts). The Investment Advisor or other affiliates of the various funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolios may exclude certain items) were in excess of an annual rate of 1.00% for the High Income, Contrafund and Asset Manager: Growth Portfolios, 1.50% for the Equity-Income, Growth and Overseas Portfolios, .80% for the Investment Grade Bond Portfolio, 1.25% for the Asset Manager Portfolio, .28% for the Index 500 Portfolio, 1.25% for the Alger American Income and Growth and Alger American Balanced Portfolio; 1.50% for the Alger American Small Capitalization, Alger American Mid-Cap Growth, Alger American Leveraged All Cap, and Alger American Growth Portfolios, 1.75% for the Morgan Stanley Emerging Markets Equity, 1.20% for the Morgan Stanley Asian Equity, 1.15% for the Morgan Stanley Global Equity and Morgan Stanley International Magnum, 1.10% for the Morgan Stanley U.S. Real Estate Portfolios of daily net assets. MFS has agreed to bear expenses for each series, subject to reimbursement by each series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. These agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. The illustrated gross annual investment rates of return of 0%, 6%, and 12% were computed after deducting fund expenses and correspond to approximate net annual rates of -1.89%, 4.11%, and 10.11% respectively, for years 1-20 and -1.54%, 4.46% and
10.46% for the years thereafter respectively, on pages 58 and 60 and -2.14%, 3.86% and 9.86% respectively, on pages 59 and 61.

The hypothetical values shown in the tables do not reflect any charges for Federal Income tax burden attributable to the Account, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the death benefits and values illustrated. (See Federal Tax Matters, page 32).

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Account, and if no policy loans have been made. The tables are also based on the assumptions that the policyowner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than fifteen transfers have been made in any policy year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a tobacco user, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, AVLIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the death benefit option, and planned periodic premium schedule requested, and any available riders requested. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.

                                                           APPLAUSE!  II      57

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                               ENDOWMENT AT AGE 100

Male Issue Age: 45                                  Nontobacco                        Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $2500
                                        INITIAL SPECIFIED AMOUNT:$150,000
                                             DEATH BENEFIT OPTION: A

                                USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                           0% Hypothetical Gross          6% Hypothetical Gross         12% Hypothetical Gross
                         Annual Investment Return       Annual Investment Return      Annual Investment Return
                               (-1.89% Net)                     (4.11% Net)                    (10.11% Net)
                     -----------------------------   -----------------------------  -----------------------------
         Accumulated
 End Of  Premiums At   Accumu-     Cash               Accumu-    Cash               Accumu-     Cash
 Policy  5% Interest    lation   Surrender   Death    lation   Surrender   Death     lation   Surrender   Death
  Year     Per Year     Value      Value    Benefit    Value     Value    Benefit    Value      Value    Benefit
------------------------------------------------------------------------------------------------------------------

    1          2625      1789          0    150000     1915          0    150000      2041           0   150000
    2          5381      3597       1276    150000     3964       1643    150000      4347        2025   150000
    3          8275      5364       3139    150000     6091       3866    150000      6880        4655   150000
    4         11314      7084       4956    150000     8293       6165    150000      9658        7530   150000
    5         14505      8752       6745    150000    10567       8560    150000     12702       10695   150000
    6         17855     10366       8552    150000    12915      11101    150000     16036       14222   150000
    7         21373     11920      10300    150000    15333      13713    150000     19685       18065   150000
    8         25066     13412      12009    150000    17821      16419    150000     23682       22279   150000
    9         28945     14838      13629    150000    20380      19171    150000     28059       26850   150000
   10         33017     16197      15181    150000    23010      21994    150000     32857       31841   150000

   15         56644     21885      21885    150000    37270      37270    150000     64934       64934   150000
   20         86798     25552      25552    150000    53676      53676    150000    117461      117461   150000

  Ages
   60         56644     21885      21885    150000    37270      37270    150000     64934       64934   150000
   65         86798     25552      25552    150000    53676      53676    150000    117461      117461   150000
   70        125284     26590      26590    150000    73609      73609    150000    206659      206659   239724
   75        174402     21509      21509    150000    96606      96606    150000    351496      351496   376101

* In the absence of an additional premium, the Policy would lapse.

1) Assumes an annual $2,500 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

58  APPLAUSE! II

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                               ENDOWMENT AT AGE 100

Male Issue Age: 45                                  Nontobacco                        Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $2500
                                        INITIAL SPECIFIED AMOUNT:$150,000
                                             DEATH BENEFIT OPTION: A

                           USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                           0% Hypothetical Gross          6% Hypothetical Gross         12% Hypothetical Gross
                         Annual Investment Return       Annual Investment Return      Annual Investment Return
                               (-2.14% Net)                     (3.86% Net)                    (9.86% Net)
                      -----------------------------  -----------------------------  ------------------------------
         Accumulated
 End Of  Premiums At   Accumu-     Cash               Accumu-    Cash               Accumu-     Cash
 Policy  5% Interest   lation    Surrender   Death    lation   Surrender   Death    lation    Surrender   Death
  Year     Per Year     Value      Value    Benefit    Value     Value    Benefit    Value      Value    Benefit
------------------------------------------------------------------------------------------------------------------
1            2625       1783            0    150000    1909          0    150000       2036          0   150000
2            5381       3384         1063    150000    3741       1420    150000       4114       1793   150000
3            8275       4915         2690    150000    5608       3383    150000       6362       4137   150000
4           11314       6375         4247    150000    7509       5381    150000       8795       6667   150000
5           14505       7760         5754    150000    9442       7435    150000      11428       9421   150000
6           17855       9071         7258    150000   11406       9593    150000      14280      12467   150000
7           21373      10300         8680    150000   13395      11775    150000      17368      15748   150000
8           25066      11440        10037    150000   15402      14000    150000      20709      19307   150000
9           28945      12484        11275    150000   17422      16213    150000      24325      23116   150000
10          33017      13424        12409    150000   19445      18430    150000      28238      27222   150000

15          56644      16325        16325    150000   29398      29398    150000      53425      53425   150000
20          86798      15155        15155    150000   38139      38139    150000      92704      92704   150000
 Ages
60          56644      16325        16325    150000   29398      29398    150000      53425      53425   150000
65          86798      15155        15155    150000   38139      38139    150000      92704      92704   150000
70         125284       6975         6975    150000   43190      43190    150000     157707     157707   182940
75         174402          0            0         0   39566      39566    150000     261272     261272   279561


*In the absence of an additional premium, the Policy would lapse.

1) Assumes an annual $2,500 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                            APPLAUSE!  II     59

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                               ENDOWMENT AT AGE 100

Male Issue Age: 45                                  Nontobacco                        Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $6000
                                        INITIAL SPECIFIED AMOUNT:$150,000
                                             DEATH BENEFIT OPTION: B

                                USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                           0% Hypothetical Gross          6% Hypothetical Gross         12% Hypothetical Gross
                         Annual Investment Return       Annual Investment Return      Annual Investment Return
                               (-1.89% Net)                     (4.11% Net)                    (10.11% Net)
                      -----------------------------   ----------------------------  -----------------------------
         Accumulated
 End Of  Premiums At   Accumu-     Cash               Accumu-    Cash               Accumu-     Cash
 Policy  5% Interest    lation   Surrender   Death    lation   Surrender   Death     lation   Surrender   Death
  Year     Per Year     Value      Value    Benefit    Value     Value    Benefit    Value      Value    Benefit
------------------------------------------------------------------------------------------------------------------
  1          6300      5096         2678     155096       5424      3006    155424      5752       3334     155752
  2         12915     10142         7821     160142      11120      8798    161120     12137       9816     162137
  3         19861     15081        12856     165081      17036     14811    167036     19153      16928     169153
  4         27154     19905        17777     169905      23174     21046    173174     26856      24729     176856
  5         34811     24611        22604     174611      29537     27530    179537     35310      33303     185310
  6         42852     29197        27384     179197      36129     34316    186129     44586      42772     194586
  7         51295     33659        32039     183659      42953     41333    192953     54758      53138     204758
  8         60159     37993        36591     187993      50013     48611    200013     65914      64511     215914
  9         69467     42197        40988     192197      57313     56104    207313     78145      76936     228145
 10         79241     46267        45252     196267      64858     63843    214858     91557      90541     241557

 15        135945     64542        64542     214542     106435    106435    256435    180730     180730     330730
 20        208316     79175        79175     229175     155004    155004    305004    322441     322441     472441

Ages
 60        135945     64542        64542     214542     106435    106435    256435    180730     180730     330730
 65        208316     79175        79175     229175     155004    155004    305004    322441     322441     472441
 70        300681     90454        90454     240454     213864    213864    363864    555941     555941     705941
 75        418565     93770        93770     243770     278910    278910    428910    930680     930680    1080680

1) Assumes an annual $6,000 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

60      APPLAUSE! II

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                               ENDOWMENT AT AGE 100

Male Issue Age: 45                                  Nontobacco                        Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $6000
                                        INITIAL SPECIFIED AMOUNT:$150,000
                                             DEATH BENEFIT OPTION: B

                           USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                           0% Hypothetical Gross          6% Hypothetical Gross         12% Hypothetical Gross
                         Annual Investment Return       Annual Investment Return      Annual Investment Return
                               (-2.14% Net)                     (3.86% Net)                    (9.86% Net)
                      -----------------------------   ----------------------------  ------------------------------
         Accumulated
 End Of  Premiums At   Accumu-     Cash               Accumu-    Cash               Accumu-     Cash
 Policy  5% Interest    lation   Surrender   Death    lation   Surrender   Death     lation   Surrender   Death
  Year     Per Year     Value      Value    Benefit    Value     Value    Benefit    Value      Value    Benefit
------------------------------------------------------------------------------------------------------------------
    1          6300      5082       2664    155082      5410      2992    155410      5739       3321    155739
    2         12915      9767       7446    159767     10725      8404    160725     11723       9402    161723
    3         19861     14309      12084    164309     16201     13976    166201     18252      16027    168252
    4         27154     18708      16580    168708     21840     19713    171840     25375      23248    175375
    5         34811     22961      20954    172961     27645     25638    177645     33147      31140    183147
    6         42852     27069      25255    177069     33617     31803    183617     41626      39813    191626
    7         51295     31024      29404    181024     39752     38132    189752     50872      49252    200872
    8         60159     34819      33416    184819     46046     44644    196046     60950      59548    210950
    9         69467     38448      37239    188448     52497     51288    202497     71933      70724    221933
   10         79241     41903      40887    191903     59096     58081    209096     83894      82879    233894

   15        135945     56318      56318    206318     94135     94135    244135    161698     161698    311698
   20        208316     64951      64951    214951    131541    131541    281541    280560     280560    430560

  Ages
   60        135945     56318      56318    206318     94135     94135    244135    161698     161698    311698
   65        208316     64951      64951    214951    131541    131541    281541    280560     280560    430560
   70        300681     65294      65294    215294    168241    168241    318241    461062     461062    611062
   75        418565     53430      53430    203430    198665    198665    348665    734153     734153    884153

1) Assumes an annual $6,000 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                            APPLAUSE!  II     61

APPENDIX B

LONG TERM MARKET TRENDS

The information below covering the period of 1926-1996 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1996. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 71-year period: investments of one dollar would have grown to $1,370.95 and $4,495.99 respectively, by year-end 1995. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $33.73. Note that the return and principal value of an investment in stocks will fluctuate with changes in market conditions. Prices of small company stocks are generally more volatile than those of large company stocks. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and a fixed principal value.

The lowest risk strategy over the past 71 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1996 period.


(Omitted graph illustrates long term market trends as described in the narrative above.)




                       Year End 1925 = $1.00
                       Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook
                      (c)Ibbotson Associates, Chicago. All Rights Reserved.

62     APPLAUSE! II

APPENDIX C

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and 20 Transportation stocks, most of which are traded on the New York Stock Exchange. This information is provided because the Policyowners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P 500 is generally regarded as an accurate composite of the overall stock market.


PERCENT CHANGE OF TOTAL RETURN
STANDARD & POOR'S 500 INDEX

                                   %
             YEAR                CHANGE
-----------------------------------------

 1           1972                 18.90
 2           1973                -14.77         (Omitted graph depicts the
 3           1974                -26.39          activity of the S&P 500 Index
 4           1975                 37.16          for the years 1970-1996.)
 5           1976                 23.57
 6           1977                 -7.42
 7           1978                  6.38
 8           1979                 18.20
 9           1980                 32.27
10           1981                 -5.01
11           1982                 21.44
12           1983                 22.38
13           1984                  6.10
14           1985                 31.57
15           1986                 18.56
16           1987                  5.10
17           1988                 16.61
18           1989                 31.69
19           1990                 -3.14
20           1991                 30.45
21           1992                  7.61
22           1993                 10.08
23           1994                  1.32
24           1995                 37.58
25           1996                 22.96


THE CHART ASSUMES THE RETURN EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX FOR THE LAST 25 YEARS. THE CHART ASSUMES THAT DIVIDENDS ARE REINVESTED INTO THE INDEX. FUTURE RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

INDEX PERFORMANCE IS NOT ILLUSTRATIVE OF POLICY SUBACCOUNT PERFORMANCE, AND INVESTMENTS ARE NOT MADE IN THE INDEX. THE POLICY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

                                                            APPLAUSE!  II     63